DEED IN LIEU OF FORECLOSURE AGREEMENT

This DEED IN LIEU OF FORECLOSURE AGREEMENT (this “Agreement”) is made as of June 10, 2013, by and among DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company (“Lender”), TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company to be renamed “SRT LAHAINA GATEWAY, LLC” (“Borrower”), and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation, to be renamed “STRATEGIC REALTY TRUST, INC.” (“Guarantor”).

RECITALS:

A.           Borrower holds the leasehold estate and interest (the “Leasehold”) under that certain Ground Lease dated February 2, 2005, between Lahaina Gateway Commercial, LLC, a Washington limited liability company, as landlord (“Ground Lessor”), and Kohoma Development, Inc., a Washington corporation, as original tenant, to whom Borrower is successor by mesne assignments, as amended by that certain Amendment to Ground Lease, dated August 15, 2012 (as more particularly described on Exhibit A, collectively the “Ground Lease”), with respect to the real property located in the County of Maui, Hawaii, which is also described on Exhibit A (the “Land”), upon which has been constructed a multi-tenant shopping center doing business as “Lahaina Gateway.”

B.           Lender made a loan to Borrower in the original principal amount of Twenty-Nine Million Dollars ($29,000,000) (the “Loan”), pursuant to that certain Loan Agreement dated as of November 9, 2012, by and between Lender and Borrower (the “Loan Agreement”). The Loan is evidenced and secured by the Loan Agreement and the other agreements, instruments and documents identified on Exhibit B (collectively, the “Loan Documents”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Loan Agreement.

C.           Guarantor, together with Anthony W. Thompson (“Thompson”), executed that certain Guaranty dated as of November 9, 2012, with respect to the Loan. Guarantor, together with Borrower and Thompson, also executed that certain Environmental Indemnity Agreement also dated as of November 9, 2012. As used in this Agreement, the term “Guarantor” refers only to Guarantor as defined in the first paragraph above. Substantially contemporaneously with the Closing (as defined herein), the name of TNP SRT Lahaina Gateway, LLC, will be changed to “SRT Lahaina Gateway, LLC” and the name of TNP Strategic Retail Trust, Inc. will be changed to “Strategic Realty Trust, Inc.”

D.           Borrower desires to resolve its obligations under the Loan Documents by conveying the Property (as defined below) to an entity designated by Lender, namely DOF IV Lahaina, LLC, a Delaware limited liability company (“Buyer”), in consideration of Lender’s covenant not to sue Borrower or Guarantor, all as provided herein.

E.           The fair market value of the Property does not exceed the total outstanding unpaid principal of, interest accrued and unpaid on, and other outstanding indebtedness due and owing under the Loan Documents.

F.           Lender desires to accept the conveyance of the Property pursuant to this Agreement to avoid the necessity of litigation, foreclosure, and the delays associated therewith.

NOW, THEREFORE, for and in consideration of the foregoing recitals, the agreements of the parties herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender agree as follows:

1.          TRANSFER OF PROPERTY. Subject to the terms, provisions, conditions, covenants and agreements in this Agreement, and subject to the matters set forth on Exhibit C (collectively, the “Permitted Exceptions”), Borrower agrees to sell, grant, transfer, assign and convey to Buyer, and Lender agrees to cause Buyer to acquire from Borrower, absolutely and free of any right of redemption or other right or interest of Borrower or anyone claiming by, through or under Borrower, the following real and personal property (collectively, the “Property”):

1.1           Real Estate. Good, valid, indefeasible and marketable title to the Leasehold, all buildings, fixtures, and other improvements situated on the Land (collectively, the “Improvements”), all of Borrower’s right, title, and interest in and to any and all easements, rights, tenements, and appurtenances thereunto belonging or appertaining to the Land and Improvements, and all of Borrower right, title and interest in and to any and all streets, alleys, or public right-of-ways adjacent thereto, before or after vacation thereof (collectively, the “Real Estate”).

1.2           Leases. All of Borrower’s right, title, and interest as lessor or lessee in all leases, licenses and other agreements to occupy all or any part of the Real Estate, together with all rents and other sums due, accrued or to become due under each such lease, license and agreement, all rents that are received, whether allocable to periods before or after the Closing Date (as defined below), and all guarantees by third parties of the tenants’ obligations under such leases, and any lease security and other deposits (collectively, the “Leases”).

1.3           Plans and Specifications; Warranties. All of Borrower’s right, title and interest in and to all plans and specifications relating to the Improvements (collectively, the “Plans and Specifications”) and all unexpired claims, warranties, and guarantees, if any, received in connection with the construction or equipping of the Real Estate, if and to the extent assignable (collectively, the “Warranties”).

1.4           Assigned Contracts. All of Borrower’s right, title and interest in and to the service, supply, and maintenance contracts and equipment leases listed on Exhibit D (collectively, the “Assigned Contracts”).

1.5           Licenses and Permits. All of Borrower’s right, title and interest in and to all licenses, permits, certificates of occupancy and franchises issued by any federal, state, county or other governmental authority relating to the use, maintenance, or operation of the Real Estate and running to, or in favor of, Borrower and/or the Real Estate, if and to the extent assignable (collectively, the “Licenses and Permits”).

1.6           Personal Property. All of Borrower’s right, title and interest in and to all other tangible and intangible personal property, equipment and supplies located at, or used in connection with the development, leasing, management, use, and/or operation of, the Real Estate, all deposits, payables, books, records, bills, invoices, lease files, credit reports, files, papers, records, documents, monies, checks, securities, books of account, insurance policies, service contracts, permits, licenses, plans, appraisals, engineering and environmental reports, utility deposits and/or bonds, rent rolls, logos, trade styles, trade names (including the name “Lahaina Gateway”), brochures, manuals, lists of prospective tenants, advertising material, assignable utility contracts, assignable telephone numbers, insurance claims, all accounts, accounts receivable, insurance claims, insurance premium refunds and unearned insurance premiums of any type related to the Property, all keys and/or other means of gaining entry to the Property, all information concerning any alarm system (including certifications, passwords, and codes), all accounting and other software data or information (including native file format digital files, passwords and codes), excluding, however, tangible personal property owned by tenants under the Leases, utility service providers, or property managers (collectively, the “Personal Property”).

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2.          CONSIDERATION. In consideration for the transfer by Borrower of the Property to Buyer, and subject to the terms, provisions, and conditions herein contained, at the Closing (as defined below), Lender shall deliver a covenant not to sue Borrower and Guarantor in the form of Exhibit G (the “Covenant Not to Sue”).

3.          TITLE.

3.1          Title Insurance. As a condition to Closing:

3.1.1    Buyer shall receive at Closing, from Fidelity National Title Insurance Company (“Title Company”), an ALTA Leasehold Owner’s Policy of Title Insurance in the form of Exhibit L, dated as of the Closing Date, naming Buyer as the insured, showing title to the Real Estate vested in Buyer subject only to the Permitted Exceptions, with coverage in the amount of $28,000,000 (the “Title Policy”); and

3.1.2    Lender shall receive at Closing, from Title Company, the following endorsements to Lender’s existing Loan Policy issued by Title Company, No. 27-041-06-555714 (the “Loan Policy”), dated as of the Closing Date in the form of Exhibit M: (a) a date-down endorsement showing the title to the Real Estate vested in Buyer, and insuring the Mortgage as a first priority encumbrance on the Real Estate subject only to the Permitted Exceptions and (b) a non-merger endorsement (collectively, the “Loan Policy Endorsements”).

3.2           Borrower Cooperation. Borrower shall cooperate as reasonably required with Title Company in connection with its issuance of the Title Policy and the Loan Policy Endorsements.

3.3           Release of Liens. As a condition precedent to Lender’s obligation to close and as a continuing covenant after the Closing, Borrower and any affiliate, parent, predecessor or other related entity to Borrower shall, effective at the Closing and continuing thereafter, release and reconvey any and all security interests, liens, encumbrances or hypothecations of any type asserted by Borrower or any of them against any of the real or personal property comprising the Property.

3.4           Searches. Borrower shall deliver to Lender, or Lender shall have obtained, Uniform Commercial Code financing statement, tax lien and judgment searches of Borrower dated not earlier than June 1, 2013, issued by a search firm acceptable to Lender, confirming the existence of no financing statements filed against the Property (except with respect to the Loan), tax liens (against the Property or Borrower) or judgments (against the Property or Borrower), other than the Permitted Exceptions.

4.          CLOSING.

4.1           Closing Through Escrow. Provided that all terms and conditions contained in this Agreement have been timely satisfied, the closing of the transactions contemplated by this Agreement (the “Closing”) shall occur through an escrow. Recordation documents and funds shall be escrowed with Title Company pursuant to escrow instructions to be executed by Borrower, Lender and Title Company consistent with this Agreement (the “Escrow Agreement”). All other documents shall be escrowed with Lender’s counsel, for release upon confirmation from Title Company that recordation and funding have occurred. Each party shall have the right to inspect all documents prior to, at the time of, and after their deposit in escrow. The Closing shall take place as soon as all terms and conditions are satisfied but in no event later than June 28, 2013, or such other date as may be mutually agreed upon in writing by Borrower and Lender. The date on which the Assignment of Ground Lease in the form of Exhibit I is recorded with the Bureau of Conveyances of the State of Hawaii is herein referred to as the “Closing Date”. All deliveries to be made at Closing must be in escrow, with Title Company or with Lender’s counsel, as applicable, and in the case of recordation documents, with Title Company’s Honolulu office, by 2 p.m. Hawaii Time on the second business day before the anticipated Closing Date.

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4.2           Closing Deliveries and Actions. The following deliveries and/or actions shall be effected at, and shall be concurrent conditions to the occurrence of, the Closing. All deliveries and/or actions shall be deemed to be taken simultaneously at Closing and none of them shall be deemed completed until all have been completed.

4.2.1    Title Insurance Documents. The following title, transfer and original documentation and other matters shall be duly authorized, properly executed, acknowledged (if applicable) and/or delivered:

4.2.1.1           Title Policy. The Title Policy (or a “marked up” title commitment to issue the Title Policy) shall be delivered to Buyer.

4.2.1.2           Loan Policy Endorsements. The Loan Policy Endorsements (or a “marked up” commitment to issue the Loan Policy Endorsements) shall be delivered to Lender.

4.2.1.3           Owner’s Affidavit and Indemnities. To the extent required by Title Company, Borrower and Guarantor shall execute and deliver to Title Company, in such form as Title Company reasonably requests in order to permit issuance of the Title Policy and Loan Policy Endorsements on the Closing Date: (a) an Owner’s Affidavit and Indemnity; (b) an Indemnification Agreement regarding mechanics’ liens; (c) a GAP undertaking and affidavit reasonably satisfactory to Title Company; and (d) a survey affidavit.

4.2.2     Transfer-Related Documents. The following documentation for transfer of the Property shall be duly authorized, properly executed, acknowledged (if applicable), and delivered:

4.2.2.1           Assignment of Ground Lease. Borrower shall execute and deliver, and Lender shall cause Buyer to execute and deliver, to Title Company, for recordation and mutual delivery at Closing, counterparts of a notary-acknowledged Assignment of Ground Lease in the form of Exhibit I.

4.2.2.2           Bill of Sale. Borrower shall execute and deliver to Buyer at Closing a Bill of Sale in the form of Exhibit J.

4.2.2.3           Assignment and Assumption Agreement. Borrower shall execute and deliver, and Lender shall cause Buyer to execute and deliver, for mutual exchange at Closing, counterparts of an Assignment and Assumption Agreement in the form of Exhibit K.

4.2.2.4           Non-Foreign Status Certificate Statement. Borrower shall execute and deliver to Buyer at Closing a Non-Foreign Status Certificate in the form of Exhibit N.

4.2.2.5           HARPTA Certificate. Borrower shall execute and deliver to Buyer at Closing a certificate to establish that the Borrower is not a nonresident person for purposes of Section 235-68 of Hawaii Revised Statutes.

4.2.2.6           Tax Clearance Certificate. Borrower shall deliver to Buyer at Closing a tax clearance certificate issued by the Hawaii Department of Taxation dated no earlier than ten (10) days prior to the Closing Date.

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4.2.2.7           Bulk Sales Release. Borrower shall deliver to Buyer at Closing a bulk sales certificate from the Hawaii Department of Taxation dated on or prior to the Closing Date in order to comply with the requirements of Section 237-43 of Hawaii Revised Statutes.

4.2.2.8           Notice of Mortgage, Pledge or Purchase. Borrower shall reasonably cooperate to permit the Buyer to file a Notice of Mortgage, Pledge or Purchase pursuant to Hawaii Revised Statutes 231-33 not later than 15 days and not earlier than 25 days prior to the Closing Date.

4.2.2.9           Certified Rent Roll. Borrower shall execute and deliver to Buyer at Closing a notary-acknowledged Rent Roll Certificate in the form of Exhibit O, including a then-current schedule of the Leases. The rent roll shall be in the same form as the rent roll provided to Lender prior to the date hereof.

4.2.2.10          Tenant Letters. Borrower shall execute and deliver to Buyer at Closing letters to the tenants of the Real Estate, advising them of the transfer to Buyer and instructing them to remit rent and other payments pursuant to instructions from Buyer, in a form to be reasonably agreed upon by Borrower and Buyer prior to Closing.

4.2.2.11          Tenant Estoppel Certificates. Borrower shall also have used good faith efforts to obtain current estoppel certificates executed by all tenants of the Real Estate prior to Closing, in the form required under the applicable Leases, and to the extent such estoppel certificates have been obtained, Borrower shall have delivered to Buyer at or prior to Closing all such estoppel certificates.

4.2.2.12          Ground Lessor Consent and Estoppel Certificate. Borrower shall have obtained and delivered to Buyer at or prior to Closing a consent and current estoppel certificate executed by the Ground Lessor, in the form of Exhibit H.

4.2.2.13          Transfer Declarations. Borrower shall complete, execute and deliver to Title Company all applicable state, county and municipal transfer or exemption declarations. If the declarations have been properly completed, Lender or Buyer shall execute such declarations if legally required.

4.2.2.14          Deed In Lieu Certificate. Borrower shall execute and deliver to Title Company, a Deed in Lieu of Foreclosure Estoppel Affidavit in the form of Exhibit Q.

4.2.2.15          Certificates of Title. Borrower shall execute and deliver to Title Company, for delivery to Buyer at Closing, certificates (or similar evidences) of title endorsed to Buyer, transferring any Personal Property that is registered on certificates (or similar evidences) of title.

4.2.3      Management Documents. To the extent within the possession or control of Borrower, Guarantor, CBRE, Inc., in its capacity as the property manager of the Real Estate pursuant to a sub-management agreement (“CBRE”), or any agent of Borrower or Guarantor, Borrower shall deliver originals (or, if originals are not available, copies) of the following documents to Lender or Buyer (collectively, the “Management Documents”): (a) the Leases; (b) the Assigned Contracts; (b) the Licenses and Permits; (c) the Warranties; (d) the Plans and Specifications; and (e) all books, records, bills, invoices, lease files, credit reports and other documents related to the ownership, operation, management, use, maintenance or leasing of the Property. With Lender’s permission only, for any Management Documents not physically delivered to Lender or Buyer on the Closing Date, Borrower shall deliver to Lender or Buyer a letter from Borrower to Lender and Buyer stating where such Management Documents are located, and a letter from Borrower and its managing agent addressed to the keeper of such Management Documents, directing such keeper to release all such Management Documents to Lender or Buyer.

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4.2.4    Entity Documents. Borrower and Guarantor shall have provided to Lender, in form and content approved by Lender prior to the Closing, such certificates of formation and good standing, and certified copies of such operating agreements, authorizations, resolutions and consents, as Lender may reasonably require.

4.2.5    Opinions of Counsel. Borrower and Guarantor shall each cause to be delivered to Lender and Buyer at Closing opinions of their respective counsel regarding due execution, formation, authority, enforceability, and such other matters as Lender and Buyer may reasonably require, in the forms that shall have been approved by Lender prior to the Closing.

4.2.6    Other Deliveries. The following deliveries, showings and occurrences shall have been delivered or shown or shall have occurred:

4.2.6.1           Security and Other Deposits. To the extent not previously delivered to Lender, Borrower shall deliver (with such assignments as Lender shall require) to Lender or Buyer, as Lender may direct, all cash and non-cash security and other deposits from tenants of the Real Estate and any interest required by law or agreement to be paid thereon.

4.2.6.2           Possession. Borrower shall deliver possession of the Property to Buyer, subject to the rights of existing tenants and the Permitted Exceptions.

4.2.6.3           Keys to Improvements. Borrower shall deliver to Buyer a key code inventory and all keys to the Real Estate, or, with Lender’s permission, a letter executed by Borrower and Borrower’s managing agents addressed to the person(s) or entities possessing the keys directing such persons or entities to deliver the keys to Buyer.

4.2.6.4           Evidence of Termination. Borrower shall deliver to Lender and Buyer evidence of termination (at no cost to Lender or Buyer and free of all liens or claims for liens by reason of the terminated agreements or for amounts due pursuant to such agreements for periods prior to Closing) of all (a) management, brokerage and leasing commission agreements relating to the Property, including the Property and Asset Management Agreement between Borrower and TNP Property Manager, LLC, dated as of November 9, 2012 (as later amended), and (b) any service, supply, maintenance and other contracts that are not Assigned Contracts.

4.2.6.5           Miscellaneous Waivers. Borrower shall deliver to Lender lien waivers and lien releases from each person listed on Exhibit R, if any.

4.2.6.6           Releases and Indemnity. Borrower and Guarantor shall deliver to Lender a Release of Claims in the form of Exhibit S, and Guarantor shall deliver to Lender an Indemnity in the form of Exhibit U. Borrower and Guarantor acknowledge that Lender and Thompson may enter into a mutual release of claims, and agree that such release shall have no effect upon the liability of Borrower, Guarantor, TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company to be renamed SRT Lahaina Gateway Mezz, LLC, or TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company to be renamed SRT Lahaina Gateway Mezz Holdings, LLC, under the Loan Documents or this Agreement or the documents to be delivered in connection herewith.

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4.2.6.7           Covenant Not to Sue. Lender shall deliver to Borrower and Guarantor the Covenant Not to Sue.

4.2.6.8           Additional Consents. Borrower shall deliver to Lender any and all consents from persons whose consent is required for the Closing.

4.2.6.9           Settlement Statement. Borrower, Lender and Title Company shall jointly execute and deliver to each other a settlement statement.

4.2.7    Substantially Contemporaneous Closings. It is a condition of Closing that there shall have been satisfied or waived all conditions to the closing of a separate transaction between TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC, a Delaware limited liability company, and TNP SRT CONSTITUTION TRAIL LLC, a Delaware limited liability company, which transaction is also in escrow with Title Company (the “Constitution Trail Closing”), and it is a condition of the Constitution Trail Closing that there shall have been satisfied or waived all conditions to the Closing hereunder. At such time as all conditions to the Closing and the Constitution Trail Closing have been satisfied or waived, Title Company shall be instructed to proceed with both the Closing and the Constitution Trail Closing.

4.2.8    Costs. Borrower shall pay at Closing all state and local conveyance fees, title and escrow charges, and Lender’s reasonable legal fees and costs.

4.2.9    Prorations. All operating expenses of the Property (not including debt service on the Loan) shall be pro-rated as of Closing and Borrower’s portions thereof shall be paid by Borrower at Closing, subject, however, to the application of Reserve Funds as provided below.

4.2.10  Application of Reserve Funds. The Reserve Funds held as of Closing shall be applied at Closing as follows:

4.2.10.1    first, to Borrower’s pro rated portion of real property taxes and insurance;

4.2.10.2    second, to Borrower’s obligation to pay the costs of tenant improvements and leasing commissions incurred prior to Closing; and

4.2.10.3    third, to Lender, to be applied to payment of amounts owing under the Loan Documents in such order as Lender may determine in its sole discretion.

4.3          Approvals and Monetary Deposits. All items to be delivered pursuant to the provisions of Sections 4.1 and 4.2 shall be subject to the approval of the parties. All deliveries and deposits of funds described in Section 4.2 shall be in immediately available funds.

5.           COVENANTS.

5.1           Cooperation. Prior to and after the Closing, Borrower shall reasonably cooperate, upon Lender’s request, with Lender, Buyer, and any management company designated by Lender or Buyer, to facilitate the Closing and an orderly transfer of the ownership and management of the Property. Prior to the Closing, Borrower shall reasonably cooperate with Lender, Buyer and any management company designated by Lender or Buyer in providing access to: (a) the Property, (b) Borrower’s books and records (including rent rolls and leases) relating to the Property, (c) any reports and other written analysis relating to the Property or the condition of the Property in the possession of Borrower or its agents, and (d) any other materials relating to the Property in the possession of Borrower and its agents that a prospective purchaser conducting typical due diligence would review.

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5.2           Audit. Commencing on the date of this Agreement, Borrower will permit Lender or Buyer to audit and review Borrower’s books and records.

5.3           Rent Collections. Borrower agrees that in the event Borrower receives any rental payment or other payment from any tenant or other occupant or user of the Property following the Closing, Borrower will deliver to Lender or Buyer, with proper endorsements, all such funds not later than two (2) business days following receipt thereof.

6.           REPRESENTATIONS AND WARRANTIES.

6.1           Representations and Warranties of Lender. Lender represents and warrants to Borrower and Guarantor as follows:

6.1.1    Organization. Lender is a limited liability company duly formed, organized, validly existing and in good standing under the laws of the State of Delaware.

6.1.2    Authority. Lender has the right, power and authority to execute this Agreement and the Covenant Not to Sue and to perform its obligations under this Agreement and the Covenant Not to Sue. The execution and delivery of this Agreement and the Covenant Not to Sue by Lender and the performance by Lender under this Agreement and the Covenant Not to Sue have been authorized by all necessary limited liability company action of Lender. Any approval, authorization or consent from the holders of any participation or other interests in the Loan necessary in connection with the execution and delivery of this Agreement by Lender and/or the performance by Lender under this Agreement and the Covenant Not to Sue have been obtained, are in full force and effect and shall be in full force and effect as of the Closing hereunder. No authorization or approval of any governmental authority is required to be obtained by Lender in connection with its execution, delivery, and performance of this Agreement and the Covenant Not to Sue that has not been obtained. The execution, delivery and performance of this Agreement and the Covenant Not to Sue by Lender does not breach, conflict with or contravene: (a) Lender’s operating agreements or certificates; (b) any agreement, instrument, document or indenture to which Lender is a party or by which it is bound; (c) any applicable law; or (d) any judgment, writ, or order directed to Lender or by which Lender may be bound.

6.1.3   No Broker. Lender has had no dealings with any real estate broker, agent, or finder that is entitled to commission, fee, or other compensation in connection with the conveyance of the Property contemplated by this Agreement.

6.2           Representations and Warranties of Borrower and Guarantor. Borrower and Guarantor represent and warrant to Lender as follows:

6.2.1   Organization. Borrower is a limited liability company duly formed, organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in Hawaii. Guarantor is a corporation duly formed, organized, validly existing and in good standing under the laws of the State of Maryland.

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6.2.2    Authority. Borrower and Guarantor have the right, power and authority to execute this Agreement and all documents to be executed by them as contemplated by this Agreement (this Agreement and such documents collectively, the “Borrower Documents”) and to perform their respective obligations under this Agreement and such documents. The execution and delivery of the Borrower Documents by Borrower and Guarantor has been authorized by all necessary limited liability company action of Borrower and corporate action of Guarantor. No authorization or approval of any governmental authority is required to be obtained by Borrower or Guarantor in connection with their execution, delivery, and performance of the Borrower Documents that has not been obtained. The execution, delivery and performance of the Borrower Documents by Borrower and Guarantor does not breach, conflict with or contravene: (a) Borrower’s or Guarantor’s respective operating agreements or certificates or other organizational documents; (b) any agreement, instrument, document or indenture to which Borrower or Guarantor are a party or by which they or the Property is bound; (c) any applicable law; or (d) any judgment, writ, or order directed to Borrower or Guarantor or by which Borrower or Guarantor may be bound.

6.2.3    Bankruptcy. Neither Borrower nor Guarantor has filed a petition in any case, action or proceeding under the Bankruptcy Code or any similar state law; no petition in any case, action, or proceeding under the Bankruptcy Code or any similar state law has been filed against Borrower or Guarantor that has not been dismissed or vacated; and neither Borrower nor Guarantor has filed an answer or otherwise admitted in writing their insolvency or inability to pay their debts or made a general assignment for the benefit of creditors or consented to an appointment of a receiver or trustee of all or a material part of their property.

6.2.4    Absence of Litigation, Proceedings, Notices of Non-Compliance. Neither Borrower nor Guarantor has received any written notice of, nor is there any pending or, to Borrower’s and Guarantor’s Knowledge (as defined below), threatened litigation or administrative proceeding involving in any manner (i) the Property (including any condemnation proceeding or rezoning), (ii) the ownership, leasing, operation, management, use, or maintenance of the Property, or (iii) this transaction (other than any claims asserted by Lender). Neither Borrower nor Guarantor has received any written notice of, nor to Borrower’s and Guarantor’s Knowledge has there been any threatened issuance of notice of, noncompliance of the Property, or its ownership, leasing, operation, management, use, or maintenance, with any applicable governmental laws.

6.2.5    Arm’s Length Transaction. Borrower has requested conveyance of title to the Property in lieu of the exercise of Lender’s remedies pursuant to the Loan Documents and throughout the negotiation, preparation and execution of this Agreement Borrower and Guarantor have been, and will through the Closing be represented by competent legal counsel of their own choosing. This Agreement was entered into out of the free will of Borrower and Guarantor and pursuant to arm’s length negotiations and Borrower and Guarantor believe this Agreement is fair. Lender has not taken advantage of Borrower or Guarantor by threats, intimidation, overreaching, unconscionable conduct or otherwise and Borrower and Guarantor are proceeding in this transaction as volunteers in what they perceive to be their own best interest.

6.2.6    No Broker. Neither Borrower nor Guarantor has had dealings with any real estate broker, agent, or finder that is entitled to commission, fee, or other compensation in connection with the conveyance of the Property contemplated by this Agreement, or engaged any broker, agent or finder as leasing agent for the Real Estate.

6.2.7    UCC Financing Statements. Except as shown on the Uniform Commercial Code financing statement searches provided to Lender pursuant to this Agreement, to Borrower’s Knowledge no Uniform Commercial Code financing statements naming Borrower as debtor have been filed in any filing office.

6.2.8    Property Value. The value of the Property does not exceed the indebtedness owing to Lender under the Loan Documents.

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6.2.9    No Intent to Hinder, Delay, or Defraud. Borrower and Guarantor are not consummating the transaction contemplated by this Agreement with any intent to hinder, delay, or defraud any party to whom Borrower or Guarantor is now indebted or may hereafter become indebted.

6.3           Additional Representations and Warranties. Borrower and Guarantor also make the representations and warranties set forth on Exhibit T.

6.4           Indemnity. Subject to the Covenant Not To Sue, Borrower and Guarantor jointly and severally agree to defend, indemnify and hold Lender, Buyer and their respective partners, successors, assigns, members, officers, participants, shareholders, directors and personal representatives, harmless from and against any losses, damages, costs (including attorneys’ fees, court costs, and costs of appeal), expenses, judgments, liens, decrees, fines, penalties, liabilities, claims, actions, suits, and causes of action arising, directly or indirectly, from (a) any breach by Borrower or Guarantor of any warranty or representation contained in the Borrower Documents; (b) any breach, default or violation by Borrower or Guarantor of any covenant, agreement, or provision of the Borrower Documents; and (c) any claims or liabilities pertaining to the Property arising prior to the Closing.

6.5           Definition of “Knowledge”. As used herein, “Knowledge” means the actual knowledge of Borrower or Guarantor, after due inquiry of CBRE. If CBRE, fails or refuses to respond to or cooperate in any such inquiry, Borrower and Guarantor shall not be deemed to have knowledge of matters not otherwise known to Borrower or Guarantor which CBRE has failed to disclose to Borrower or Guarantor, and Borrower and Guarantor shall promptly and specifically advise Lender in writing of any such failure or refusal by CBRE and Borrower and Guarantor represent and warrant to Lender, as of Closing, that they have so advised Lender of any such failure or refusal by CBRE. In the event of any such failure or refusal by CBRE, with respect to any material matter, Lender may elect in its sole discretion not to proceed with Closing.

6.6           Limitation on Liability. The representations and warranties of all parties set forth in this Section 6 will survive the Closing for a period of nine months (i.e., the period ending on the same-numbered day as the Closing Date in the ninth month thereafter). Following the Closing, to preserve its claim under this Agreement with respect to a specific alleged breach of a representation and warranty (each, an “Alleged Breach”), the party asserting such Alleged Breach must give written notice thereof to the party(ies) against whom it is asserted, within such nine-month period. In addition, notwithstanding any other provision of this Agreement to the contrary, in no event shall the damages recoverable from any party in respect of any and all Alleged Breaches exceed, in the aggregate, the sum of $500,000.

7.          NO OBLIGATION OF LENDER TO THIRD PARTIES. Borrower and Guarantor acknowledge and agree that they do not intend that the transfer to Buyer of title to or possession of the Property pursuant to the terms of this Agreement shall create any obligations on the part of Lender or Buyer to third parties that have claims of any kind whatsoever against Borrower or Guarantor or any property manager with respect to the Property and that accrue before the Closing. Lender and Buyer do not assume or agree to discharge any such obligations or liabilities, except as otherwise expressly provided in this Agreement.

8.          ABSOLUTE CONVEYANCE. The conveyance of the Property to Buyer according to the terms of this Agreement is an absolute conveyance of all of its right, title and interest in and to the Property in fact as well as form and was not, and is not now, intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind. The consideration for such conveyance is as recited herein. Upon the Closing, Borrower shall have no further right, title, interest or claims of any kind whatsoever (including rights of redemption) in, to or against the Property or the rents, proceeds and profits thereof.

Lahaina Deed in Lieu Agreement	10

9.          NO MERGER. Notwithstanding Buyer’s acquisition of the Property, the indebtedness evidenced by the Loan Documents shall not be cancelled, shall survive the Closing and delivery of any assignments, deeds and/or releases, and all of the Loan Documents shall remain in full force and effect after the transaction contemplated by this Agreement has been consummated. It is the express intent of each of the parties that the interest of Buyer in the Property after the Closing shall not merge with the interest of Lender in the Property under the Loan Documents, such that the interests of Buyer and Lender in the Property shall not merge, but be and remain at all times separate and distinct. The lien of the Mortgage shall be and remain at all times a valid and continuing lien on the Property until and unless released of record by Lender or its successors and assigns.

10.         NOTICES. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

To Borrower and/or	TNP SRT LAHAINA GATEWAY, LLC
Guarantor:	(or SRT LAHAINA GATEWAY, LLC, as applicable)
4695 MacArthur Court, Suite 1100
Newport Beach, CA 92660

with a copy to:	TNP STRATEGIC RETAIL TRUST, INC.
(or STRATEGIC REALTY TRUST, INC., as applicable)
4695 MacArthur Court, Suite 1100
Newport Beach, CA 92660

with a copy to:	Glenborough, LLC
400 S. El Camino Real, Suite 1100
San Mateo, CA 94402
Attn: President

with a copy to:	Gibson Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA 90067
Attn: Jesse Sharf

To Lender:	DOF IV REIT Holdings, LLC
c/o Torchlight Investors
230 Park Avenue, 12th Floor
New York, NY 10169
Attn: Steve Schwartz

with copies to:	DOF IV REIT Holdings, LLC
c/o Torchlight Investors
230 Park Avenue, 12th Floor
New York, NY 10169
Attn: Abbey Kosakowski, Esq.

Lahaina Deed in Lieu Agreement	11

and:	McKenna Long & Aldridge LLP
2030 Main Street, 10th Floor
Irvine, CA 92614
Attn: Jess R. Bressi, Esq.

Any notice by a party to this Agreement may be given by counsel for such party.

11.          MISCELLANEOUS.

11.1     Entire Agreement. This Agreement and all other instruments and documents executed and delivered at Closing by the parties hereto embody the entire agreement between the parties in connection with the transaction contemplated hereby and there are no oral or parol agreements, representations, or inducements existing between the parties relating to the transaction contemplated hereby that are not expressly set forth herein and covered hereby. This Agreement may not be modified except in writing signed by all of the parties hereto.

11.2     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, Buyer and the respective heirs, administrators, executors, personal representatives, successors, and assigns of the parties hereto and Buyer.

11.3     Waivers. No written waiver by any party at any time of any breach of any provision of this Agreement shall be deemed a waiver of a breach of any other provision herein or a consent to any subsequent breach of the same or any other provision. If any action by any party shall require the consent or approval of another party, such consent or approval of such action on any one occasion shall not be deemed a consent to or approval of such action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

11.4     Titles and Headings. The titles and headings of the sections and exhibits of this Agreement are intended for the convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

11.5     Time is of Essence; Counterparts; Governing Law. Time is of the essence in this transaction. This Agreement may be executed in counterparts. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Hawaii, without regard to conflict of law provisions.

11.6     Lender’s Liability. Except to the extent expressly provided in this Agreement or the documents to be executed and delivered by Buyer at the Closing, neither Buyer nor Lender is assuming any obligations or liabilities of Borrower or Guarantors.

11.7     Survival. The terms and provisions of this Agreement shall survive the Closing and delivery of the deed and other documents to be delivered to Lender pursuant to this Agreement.

11.8     Use of Certain Words. As used in this Agreement, (a) the words “include,” “includes” and “including” and words of similar import shall be construed as if followed by the words “without limitation;” (b) the words “hereof,” “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provisions of this Agreement; and (c) pronouns shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Lahaina Deed in Lieu Agreement	12

11.9     References. Except as provided herein to the contrary, references to any “Section” or “Exhibit” herein are to the sections and exhibits of this Agreement. References to any agreement or other document defined herein are to such agreement or documents as amended, restated, supplemented or otherwise modified. References to any statutory section or act herein are to such section or act as amended and/or recodified as well as to any successor statues thereto.

11.10   Severability. The unenforceability or invalidity of any provision of this Agreement as to any entity or circumstance shall not render that provision unenforceable or invalid as to any other entities or circumstance, and all provisions hereof, in all other respects, shall remain valid and enforceable to the fullest extent permitted by law.

11.11   Preparation. This Agreement has been prepared by Lender and its professional advisors and reviewed by Borrower, Guarantor and their professional advisors. Borrower, Lender and Guarantor and their respective advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement and that it should not be interpreted in favor of, or against, either Borrower, Guarantor or Lender. The parties further agree that this Agreement will be construed to effectuate the normal and reasonable expectations of sophisticated borrowers and lenders.

11.12   Incorporation. The exhibits attached to this Agreement are hereby incorporated into and made a part of this Agreement.

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Lahaina Deed in Lieu Agreement	13

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:	TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

GUARANTOR:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

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Lahaina Deed in Lieu Agreement	14

LENDER:	DOF IV REIT Holdings, LLC, a Delaware limited liability company

By	/s/ Abbey Kosakowski
Name:	Abbey Kosakowski
Its:	Authorized signatory

Lahaina Deed in Lieu Agreement	15

LIST OF EXHIBITS

EXHIBIT A	LEGAL DESCRIPTION

EXHIBIT B	LOAN DOCUMENTS

EXHIBIT C	PERMITTED EXCEPTIONS

EXHIBIT D	ASSIGNED CONTRACTS

EXHIBIT E	[INTENTIONALLY OMITTED]

EXHIBIT F	[INTENTIONALLY OMITTED]

EXHIBIT G	FORM OF COVENANT NOT TO SUE

EXHIBIT H	FORM OF GROUND LESSOR ESTOPPEL AND CONSENT

EXHIBIT I	FORM OF ASSIGNMENT OF GROUND LEASE

EXHIBIT J	FORM OF BILL OF SALE

EXHIBIT K	FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT L	PRO FORMA POLICY OF TITLE INSURANCE

EXHIBIT M	PRO FORMA LOAN POLICY ENDORSEMENTS

EXHIBIT N	FORM OF NON-FOREIGN STATUS CERTIFICATE

EXHIBIT O	FORM OF RENT ROLL CERTIFICATE

EXHIBIT P	[INTENTIONALLY OMITTED]

EXHIBIT Q	FORM OF DEED IN LIEU OF FORECLOSURE ESTOPPEL AFFIDAVIT

EXHIBIT R	PAYABLES STATEMENT

EXHIBIT S	FORM OF RELEASE OF CLAIMS

EXHIBIT T	ADDITIONAL REPRESENTATIONS AND WARRANTIES

EXHIBIT U	FORM OF INDEMNITY

Lahaina Deed in Lieu Agreement	16

EXHIBIT A

LEGAL DESCRIPTION

LAHAINA GATEWAY GROUND LEASE

Landlord:	LAHAINA GATEWAY COMMERCIAL LLC, a Washington limited liability company
Tenant:	KAHOMA DEVELOPMENT, INC., a Washington corporation
Dated:	February 2, 2005
Recorded:	Unrecorded
Term:	Commencing February 2, 2005, ending on February 1, 2060

The above LAHAINA GATEWAY GROUND LEASE is disclosed by SHORT FORM LEASE dated February 2, 2005, recorded February 16, 2005 in the Bureau of Conveyances of the State of Hawaii as Document No. 2005-031882.

The above LAHAINA GATEWAY GROUND LEASE was amended by AMENDMENT OF LAHAINA GATEWAY GROUND LEASE dated August 15, 2012, recorded August 28, 2012 in said Bureau as Document No. A-46230066.

The Tenant's interest in the above LAHAINA GATEWAY GROUND LEASE, as amended, by mesne assignment, assigned by:

ASSIGNMENT OF GROUND LEASE

Assignor:	CENTRAL PACIFIC BANK, a Hawaii corporation
Assignee:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company
Dated:	NOVEMBER 9, 2012
Recorded:	11-9-12 in said Bureau as Document No. A-4696Δ412

Said Lease demising the following described premises:

All of that certain parcel of land (being all of the land described in and covered by Royal Patent Number 5664. Land Commission Award Number 286, Apana 2 to Keawa (Ekela) and portions of the lands described in and covered by Royal Patent Number 1113, Land Commission Award Number 486-C, Apana 1 to Kaei for Uluoa; Royal Patent Number 4509, Land Commission Award Number 10532, Apana 1 and 2 to Naolulo; Royal Patent Number 5579, Land Commission Award Number 2320, Apana 2 to Moakaka for Mere; Royal Patent Number 5664, Land Commission Award 286, Apana 1 and 3 to Keawa (Ekela); Land Patent Number 8243, Land Commission Award Number 11227, Apana 2 to Nalimu; and Royal Patent Grant Number 1891, Apana 2, 3, 4 and 6 to D. Baldwin) situate, lying and being on the northerly side of Honoapiilani Highway (F.A.P. No. F-030-1 (1)) at Kapunakea and Moali, District of Lahaina, Island and County of Maui, State of Hawaii, being Lot 1, of the "Hawaii Omori Mauka Subdivision", more particularly described as follows:

Lahaina Deed in Lieu Agreement	A-1

Beginning at the southwest corner of this lot, being also the northwest corner of Lot 5 (Keawe Street). Hawaii Omori Mauka Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station "LAINA” being 3,973.35 feet south and 4,812.32 feet west and running by azimuths measured clockwise from true South:

1.	159 °	05’	45”	109.19	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

2.	164 °	20’		60.00	feet along Honoapiilani Highway (F.A.P No F-030-1 (1));

3.	163 °	04’	23”	235.06	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

4.	163 °	17’	21”	265.04	feet along Honoapiilani Highway (F.A.P No. F-030-1 (1));

5.	164 °	20’		86.61	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

6.	227 °	51’		19,30	feet along the remainder of R. P. 1113. L. C. Aw. 486-C, Ap. 1 to Kaei for Uluoa;

7.	317 °	51’		35.70	feet along Lot 4, Hawaii Omori Mauka Subdivision;

8.	286 °	24’		45.00	feet along Lot 4, Hawaii Omori Mauka Subdivision;

9.	266 °	00’		24.68	feet along Lot 4, Hawaii Omori Mauka Subdivision;

10.	221 °	30’		103.83	feet along Lot 4, Hawaii Omori Mauka Subdivision;

11.	303 °	00’		840.98	feet along Lot 4, Hawaii Omori Mauka Subdivision;

12.	Thence along Lot 4, Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 570.00 feet, the chord azimuth and distance being:

	314 °	00’		217.52	feet;

13.	325 °	00’		18.94	feet along Lot 4, Hawaii Omori Mauka Subdivision;

14.	51 °	57’	24”	41.58	feet along Lot 4, Hawaii Omori Mauka Subdivision;

15.	340 °	14’		105.27	feet along Lot 4, Hawaii Omori Mauka Subdivision;

16	Thence along Lot 4, Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:

	27 °	05’	27”	43.78	feet,

17.	Thence along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 956.00 feet, the chord azimuth and distance being:

	87 °	58’	27”	463.39	feet;

18.	102 °	00’		93.33	feet along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision;

Lahaina Deed in Lieu Agreement	A-2

19.	Thence along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision on a curve to the left with a radius of 444.00 feet, the chord azimuth and distance being:

	88 °	10’		212.32	feet;

20.	74 °	20’		4.66	feet along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision;

21.	Thence along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:

	116 °	42’	52.5”	40.44	feet to the point of beginning and containing an area of 11.363 acres, more or less.

TOGETHER WITH vehicle access rights of ingress and egress from Honoapiilani Highway through Highway Widening Lot over and across Boundary "R", being more particularly described in and as granted by Grant of Vehicle Access Rights of the State of Hawaii, through its Department of Transportation, dated April 19, 2002, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2002-070420; and subject to the terms and provisions contained therein.

TOGETHER WITH any and all interests that the Landlord may have acquired by and under the Drainage Easements described as follows:

1.	Drainage Easement recorded as Document No. 2002-198424;
2.	Drainage Easement recorded as Document No. 2002-198426;
3.	Drainage Easement recorded as Document No. 2002-198428; and
4.	Drainage Easement recorded as Document No. 2002-198429.

Lahaina Deed in Lieu Agreement	A-3

EXHIBIT B

LOAN DOCUMENTS

All dated as of November 9, 2012,

except as noted

1.	Loan Agreement

2.	Promissory Note

3.	Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement as Fixture Filing, recorded November 9, 2012, in the Bureau of Conveyances of the State of Hawaii as Document No. A-46960423

4.	Leasehold Assignment of Leases and Rents, recorded November 9, 2012, in the Bureau of Conveyances of the State of Hawaii as Document No. A-46960424

5.	Guaranty

6.	Environmental Indemnity Agreement

7.	Assignment of Management Agreement and Subordination of Management Fees

8.	Assignment, Subordination and Consent of Manager

9.	Deposit Account Agreement

10.	Clearing Account Agreement

11.	Cash Management Agreement

12.	Pledge Agreement (by TNP SRT Lahaina Gateway Mezz, LLC)

13.	Pledge Agreement (by TNP SRT Lahaina Gateway Mezz Holdings, LLC)

14.	Post-Closing Agreement dated as of November 8, 2012

Lahaina Deed in Lieu Agreement	B-1

EXHIBIT C

PERMITTED EXCEPTIONS

1.          The exceptions shown on the Loan Policy;

2.          the Mortgage;

3.          the Assignment of Leases; and

4.          such other exceptions as Lender may approve in its sole discretion.

Lahaina Deed in Lieu Agreement	C-1

EXHIBIT D

ASSIGNED CONTRACTS

[ATTACHED]

Lahaina Deed in Lieu Agreement	D-1

Lahaina Gateway Center

Service Contracts

Service	Vendor	Start Date	Expiration	Comments
Janitorial/Maintenance	Hawaiian Building Maint	1/1/2012	MTM
Security	Delta Executive	1/1/2012	MTM
Landscaping	Landscape HI	1/1/2012	MTM
Building Alarm	Alert Alarm	1/1/2012	MTM
Fountain Service	Maui Waterscapes	1/1/2012	MTM
Trash Service	Maui Disposal	1/1/2012	MTM

EXHIBIT E

[INTENTIONALLY OMITTED]

Lahaina Deed in Lieu Agreement	E-1

EXHIBIT F

[INTENTIONALLY OMITTED]

Lahaina Deed in Lieu Agreement	F-1

EXHIBIT G

FORM OF COVENANT NOT TO SUE

COVENANT NOT TO SUE

THIS COVENANT NOT TO SUE (“Covenant”) is made as of June 10, 2013, by and among DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company (“Lender”), TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company to be renamed SRT LAHAINA GATEWAY, LLC (“Borrower”), TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation to be renamed STRATEGIC REALTY TRUST, INC. (“Guarantor”), TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company to be renamed SRT Lahaina Gateway Mezz, LLC (“Sole Member”), and TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company to be renamed SRT Lahaina Gateway Mezz Holdings, LLC (“Holdings”), with reference that certain Deed in Lieu of Foreclosure Agreement dated as of June 10, 2013 (the “Agreement”) by and among Lender, Borrower and Guarantor. Capitalized terms used in this Covenant and not otherwise defined herein have the meanings ascribed to them in the Agreement. This Covenant is effective as of the Closing Date.

Pursuant to the Agreement, Lender, Borrower and Guarantor agree as follows:

1.             Covenant Not to Sue. Lender, for itself and its successors and assigns, forever covenants not to sue Borrower, Guarantor, Sole Member, Holdings, or their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, employees, heirs, executors, administrators, legal representatives, successors and assigns, for recovery of any claim (i) relating to or arising under the Loan Agreement, or (ii) relating to the Loan (as defined in the Loan Agreement), or (iii) relating to or arising under any other Loan Documents (as defined in the Loan Agreement), or (iv) relating to the Property (as defined in the Loan Agreement), or (v) relating to or arising under the Guaranty, subject, however, to Sections 2, 3 and 4 below and to all of the following:

(a)          The Loan Documents are not cancelled, discharged, terminated, or deemed paid, and are hereby reaffirmed, and the Mortgage will not be reconveyed and will not merge with the Leasehold or the interests in any other Property conveyed to Lender or Buyer pursuant to the Agreement.

(b)          Lender reserves all of its rights and remedies under the Loan Documents and applicable law in, to, and against all collateral described in the Loan Documents, including the Property, including the right to continue or commence any action or other enforcement proceeding (including a judicial foreclosure action and/or a nonjudicial foreclosure) that Lender considers necessary or desirable to protect or enforce its rights in and to such collateral, and may maintain or join or name Borrower, Guarantor, Sole Member and/or Holdings as a party thereto for such purpose, but Lender covenants not to enforce against Borrower, Guarantor, Sole Member or Holdings any personal judgment obtained by Lender against Borrower, Guarantor, Sole Member or Holdings in any such action.

(c)          This Covenant shall not in any manner release, discharge, impair, or otherwise affect the obligations of Borrower or Guarantor under the Environmental Indemnity, the Agreement, or any of the documents or instruments executed and delivered pursuant to the Agreement, and Lender reserves, on its own behalf and behalf of Buyer, all claims, causes of action and other rights and remedies Lender or Buyer may now or hereafter have thereunder or with respect thereto.

Lahaina Deed in Lieu Agreement	G-1

(d)          Lender reserves, on its own behalf and behalf of Buyer, the right to implead or otherwise join Borrower, Guarantor, Sole Member and/or Holdings in any action in which a claim is made against Lender or Buyer in connection with the Loan, the Loan Documents or the obligations evidenced and/or secured thereby, or with respect to the collateral described therein (including the Property), and to assert any rights of Lender or Buyer to contribution, indemnity, reimbursement and/or any other recovery against Borrower, Guarantor, Sole Member or Holdings in any such action.

(e)          Lender reserves, on its own behalf and on behalf of Buyer, the right to sue and obtain and satisfy a judgment against Borrower, Guarantor, Sole Member or Holdings by reason of claims of causes or action for (i) fraud by Borrower, Guarantor, Sole Member or Holdings in connection with the Agreement or the Property, or (ii) Borrower’s failure to pay to Lender or Buyer any rents collected by or on behalf of Borrower and allocable to any period whether before or after the Closing Date.

(f)          Notwithstanding any other provision of this Covenant to the contrary, this Covenant does not inure to the benefit of, and shall have no effect upon the rights or remedies of Lender against, Anthony W. Thompson.

2.             Continuance of Liability. If any claim is made upon Lender or Buyer at any time for avoidance, setting aside, recovery, rescission, cancellation, return or repayment with respect to any payment or transfer made to or for the benefit of Lender or Buyer in connection with the Loan Documents or the obligations evidenced and/or secured thereby or the Property, and if Lender or Buyer pays or otherwise transfers value on any such claim in whole or part, whether pursuant to judgment, decree, order, settlement, voluntary payment or otherwise, then, without any notice or action by Lender or any other party, Lender’s covenant not to sue in Section 1 above shall be of no further force or effect and Lender shall be entitled to enforce all of its rights and remedies under and in connection with the Loan Documents, including as a personal liability of Borrower, Guarantor, Sole Member and/or Holdings. Lender may elect in its sole discretion whether to contest or pay any such claim made upon it.

3.             Covenant Void. Lender’s covenant not to sue in Section 1 will be null, void, and of no force and effect if (a) Borrower, Guarantor, Sole Member or Holdings makes any claim against or commences any action, suit, or proceeding against Lender or Buyer (or any agent or affiliate of either of them) seeking to rescind the transaction contemplated by the Agreement, in whole or in part, or attacking the validity thereof, in whole or in part, or (b) on or before the 735th day following the Closing Date Borrower files, or Guarantor, Sole Member, Holdings or any other entity under the control, direct or indirect, of Guarantor, files against Borrower, a petition under any chapter or section of Title 11 of the United States Code, as amended, but Lender’s covenant not to sue in Section 1 shall not be negated by reason of any of Borrower, Sole Member or Holdings being liquidated under, dissolved under, or otherwise ceasing to exist under, Delaware law or ceasing to be qualified to do business in any jurisdiction.

4.              No Covenant Not to Sue Third Parties. This Covenant shall not in any manner affect the liability of any third party that is or may be liable to Lender in connection with the Loan, the Loan Documents or the obligations evidenced and/or secured thereby, the Property, or otherwise, and Lender reserves all claims, causes of action and other rights and remedies Lender may now or hereafter have against any such third party, including tenants of the Property, with respect thereto.

5.             Attorneys’ Fees and Costs. In the event of a judicial or administrative proceeding or action by one party against the other party with respect to the interpretation or enforcement of this Covenant, the prevailing party shall be entitled to recover reasonable costs and expenses including reasonable attorneys’ fees and expenses, whether at the investigative, pretrial, trial or appellate level.

Lahaina Deed in Lieu Agreement	G-2

6.             Successors and Assigns. This Covenant shall be binding upon and inure to the benefit of Lender, Borrower, Guarantor, Sole Member and Holdings and their respective successors and assigns.

7.             Governing Law. This Covenant shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflict of law provisions.

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Lahaina Deed in Lieu Agreement	G-3

IN WITNESS WHEREOF, Lender, Borrower, Guarantor, Sole Member and Holdings have executed this Covenant as of the date first above written.

LENDER:	DOF IV REIT Holdings, LLC, a Delaware limited liability company

By:
Name:
Its:

[SIGNATURES CONTINUE ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	G-4

BORROWER:	TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

GUARANTOR:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	G-5

SOLE MEMBER:	TNP SRT LAHAINA GATEWAY MEZZ, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

HOLDINGS:	TNP SRT LAHAINA GATEWAY MEZZ HOLDINGS, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	G-6

EXHIBIT H

FORM OF GROUND LESSOR ESTOPPEL AND CONSENT

LAHAINA GATEWAY COMMERCIAL, LLC

P.O. BOX 220

KIHEI, HAWAII 96753

May __, 2013

DOF IV REIT HOLDINGS, LLC,

a Delaware limited liability company

DOF IV LAHAINA, LLC,

a Delaware limited liability company

230 Park Avenue, 12th Floor

New York, New York 10169

Attn:  Steve Altman

Re:	Estoppel Certificate and Consent; Lahaina Gateway Ground Lease

Dear Mr. Harner:

Lahaina Gateway Commercial, LLC, a Washington limited liability company (“LGC”) is the owner in fee simple of Lot 1 of the Hawaii Omori Mauka Subdivision, area 11.363 acres, more or less, being TMK (2) 4-5-11:8, herein referred to as “Property.” The Lahaina Gateway Center is located on the Property.

LGC hereby certifies that as of May __, 2013:

a.             LGC is the “Landlord” under that certain Lahaina Gateway Ground Lease (“Ground Lease”) dated February 2, 2005 in favor of Kahoma Development, Inc., a Washington corporation (“Kahoma”) as “Tenant,” and under the “Short Form Lease” thereof dated February 2, 2005, which was recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2005-031882.

b.             The Ground Lease was assigned by Kahoma to Bilarjo, LLC, a Hawaii limited liability company (“Bilarjo”), by Assignment of Lahaina Gateway Ground Lease dated March 24, 2006, recorded in said Bureau of Conveyances as Document No. 2006-056241.

c.             The Ground Lease was further assigned by Commissioner’s Assignment of Ground Lease dated September 23, 2011, by Wendell F. Brooks, Jr., duly appointed Commissioner, as “Assignor,” in favor of Central Pacific Bank (“CPB”) as “Assignee,” which Commissioner’s Assignment of Ground Lease was recorded as Document No. 2011-154953.

d.             The Ground Lease was further assigned by CPB to TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company (“TNP”), by that certain Assignment of Ground Lease dated November 9, 2012, which was recorded as Document No. A-4690422. Pursuant to the foregoing documents, LGC recognizes TNP as the current “Tenant” under and as defined in the Ground Lease, holding all of such Tenant’s rights and interests thereunder.

Lahaina Deed in Lieu Agreement	H-1

e.             The Ground Lease, as assigned by the foregoing documents, is in full force and effect. To the best knowledge of LGC, the Ground Lease has not been assigned except under the foregoing documents. The Ground Lease has not been modified or altered, except possibly under the “Master Lessor Non-Disturbance And Attornment Agreement” with Bilarjo, LLC, as “Landlord,” and Barnes & Noble Booksellers, Inc., a Delaware corporation, as “Tenant,” dated 2006 and/or 2007; and/or possibly under the “Non-Disturbance And Attornment Agreement” with Bilarjo, LLC, as “Landlord,” and Vitamin Shoppe Industries Inc., a New York corporation, as “Tenant,” dated 2008, or thereabouts. To the best knowledge of LGC, the provisions of Article V of the Ground Lease were not affected.

f.              To the best knowledge of LGC, there is no existing default under the Ground Lease, nor has there occurred any act, event or condition which, but for the giving of notice and/or the passage of time, would constitute a default.

g.             Payment of Base Rent is current under the Ground Lease. No rent under the Ground Lease beyond the current month has been paid in advance.

h.           With respect to Article I, Section 1.4. of the Ground Lease, LGC elected not to acquire CPB’s leasehold interest in the Property for the net sales price of $31.0 Million as contained in a Letter of Intent from Thompson National Properties, LLC to CPB dated June 1, 2012.

i.              With respect to Article I, Section 1.5 of the Ground Lease, to the best knowledge of LGC, LGC received payment in full from Kahoma and/or Bilarjo in 2006, or thereabouts, constituting the reimbursements of Landlord’s payment to the County of Maui’s Department of Water Supply referenced therein.

j.              With respect to Article I, Section 1.6 of the Ground Lease, to the best knowledge of LGC, the dedication of Keawe Street to the County of Maui as a public roadway has been completed and all amounts due and payable by Tenant in connection therewith have been paid in full.

k.             LGC acknowledges receipt of a copy of the “Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement as Fixture Filing” executed by TNP in favor DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company (“DOF IV”), dated as of November 9, 2012, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. A-46960423 (the “Mortgage”). LGC acknowledges and agrees that DOF IV and its successors and assigns, as mortgagee thereunder, are entitled to all of the rights and protections of a mortgagee as provided under Article V of the Ground Lease, and that such rights and protections can be terminated by LGC only as expressly provided therein, notwithstanding any other right of LGC to terminate the Ground Lease and notwithstanding any rejection of the Ground Lease in a bankruptcy of the Tenant thereunder.

LGC consents to the assignment by TNP of all of its right, title and interest in, to and under the Ground Lease to DOF IV Lahaina, LLC, a Delaware limited liability company (“New Lessee”), in lieu of foreclosure by DOF IV under the Mortgage, with the Mortgage to remain in full force and effect. Upon recordation of such assignment LGC will recognize New Lessee as the “Tenant” under and as defined in the Ground Lease, holding all of such Tenant’s rights and interests thereunder and liable to observe and perform the covenants of Tenant for so long as New Lessee retains title to Tenant’s interest thereunder, and LGC will continue to recognize the rights of DOF IV as holder of the Mortgage as provided in paragraph k above.

Lahaina Deed in Lieu Agreement	H-2

Sincerely,

Lahaina Gateway Commercial, LLC, a Washington limited liability company

By Land Leasing & Commercial Company, LLC, a
Hawaii limited liability company, Its Member

By
John M. Kean
Its Member

Lahaina Deed in Lieu Agreement	H-3

State of Hawaii	)
)
County of Maui	)
Second Judicial Circuit

Document Description: Estoppel Certificate

Document Date:_____________________, 2013

No. of Pages: 3

On this ____ day of _____, 2013, before me personally appeared JOHN M. KEAN, to me personally known/proved to me on the basis of satisfactory evidence, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Notary’s Signature	Date

Notary’s Printed Name

My commission expires:

Lahaina Deed in Lieu Agreement	H-4

EXHIBIT I

FORM OF ASSIGNMENT OF GROUND LEASE

LAND COURT SYSTEM	REGULAR SYSTEM
Return by Mail ( x ) Pickup ( ) To:

McKenna Long & Aldridge LLP
2030 Main Street, 10th Flr.
Irvine, CA 92614
Attn: Jess R. Bressi, Esq.

Tax Map Key No.: (2) 4-5-11-8	Total pages: _____

ASSIGNMENT OF GROUND LEASE

(In Lieu of Foreclosure)

This ASSIGNMENT OF GROUND LEASE (“Assignment”) is made as of June 10, 2013, by and between TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company, whose address is 1900 Main Street, Suite 700, Irvine, CA 92614 (“Assignor”), and DOF IV LAHAINA, LLC, a Delaware limited liability company, whose address is c/o Torchlight Investors, 230 Park Avenue, 12th Floor, New York, NY 10169 (“Assignee”).

WITNESSETH:

That for Ten Dollars ($10) and other good and valuable consideration paid by Assignee, including the further consideration described below, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign, transfer, set over and deliver unto Assignee, as tenant in severalty, all of Assignor’s right, title and interest in, to and under all of the following (collectively the “Assigned Property”): (a) the leasehold estate and interest under the lease more particularly described in Exhibit A attached hereto and made a part hereof (the “Lease”) with respect to the real property also described in Exhibit A (the “Real Property”); (b) all present and future rights, easements, privileges and appurtenances belonging or appertaining thereto or held and enjoyed therewith; (c) all improvements and fixtures on the Real Property; (d) all leases, licenses, franchises, concessions, subleases, rental agreements and other agreements for possession, use or occupancy pertaining to any of the Real Property and all guarantees of, security for, and letters of credit and other credit enhancements given in connection with any person’s obligations under any thereof, and all of the rents, issues, royalties, profits, receipts, revenue and income (including security deposits) of any thereof or any of the Real Property; and (e) all of Assignor’s rights and interests in any proceeds, including insurance proceeds and claims arising on account of any damage to, loss or taking of, or diminution in value of the Lease, or any of the foregoing, or any of the Real Property;

Lahaina Deed in Lieu Agreement	I-1

TO HAVE AND TO HOLD the same unto Assignee as aforesaid, for and during the full unexpired portion of the term of the Lease, SUBJECT, HOWEVER, to the rents, covenants, conditions and other provisions of the Lease and to any encumbrances mentioned in Exhibit A and the encumbrance referenced below.

Assignor hereby covenants to Assignee that that the Lease is in full force and effect; that the interest of Assignor in the Lease is free and clear of all encumbrances made or suffered by Assignor other than any mentioned in Exhibit A or below, and other than current real property taxes, which, together with rent payable under the Lease, are to be prorated between Assignor and Assignee as of the date of closing; and that Assignor will warrant and defend the same unto Assignee against the lawful claims and demands of all persons, except as herein mentioned. Assignor and Assignee acknowledge and agree that Assignor’s interest in the Assigned Property are encumbered by that certain Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement as Fixture Filing dated as of November 9, 2012, and recorded November 9, 2012, in the Bureau of Conveyances of the State of Hawaii as Document No. A-46960423 (the “Leasehold Mortgage”), in favor of DOF IV REIT Holdings, LLC, a Delaware limited liability company (together with its successors and assigns, “Leasehold Mortgagee”).

This Assignment is made in lieu of foreclosure of the Leasehold Mortgage, and is made to Leasehold Mortgagee’s designee. Assignor declares that: (i) this Assignment is an absolute conveyance, and not a mortgage, deed of trust or security device of any kind; (ii) there are no agreements or understandings, written or oral, for Assignor to directly or indirectly reacquire any of the Assigned Property or any interest therein; (iii) possession of the Real Property has been or will be surrendered to Assignee in connection with this transaction; (iv) this Assignment is freely and fairly given for a fair and adequate consideration, which consideration includes the execution by Leasehold Mortgagee of a covenant not to sue in favor of Assignor with respect to the debt owing to Leasehold Mortgagee and secured by the Leasehold Mortgage, which debt is in excess of the fair market value of the Assigned Property.

Assignor and Assignee acknowledge and agree that the interest of Leasehold Mortgagee in the Assigned Property pursuant to the Mortgage shall not merge with the interest of Assignee therein pursuant to this Assignment, that such interests shall be and remain at all times separate and distinct, and that the Leasehold Mortgage shall remain in full force and effect unless and until reconveyed by Leasehold Mortgagee of record.

Assignee hereby covenants to Landlord under the Lease (and to the Landlord’s successors and assigns) that Assignee assumes and agrees to observe and perform all the covenants of Tenant under the Lease for so long as Assignee retains title to Tenant’s interest thereunder.

The rights and obligations of Assignor and Assignee shall be binding upon and inure to the benefit of their respective estates, heirs, personal representatives, successors, successors in trust, and permitted assigns. The assignment herein set forth and the warranties of Assignor concerning the same are expressly declared to be in favor of Assignee and Assignee’s heirs, personal representatives, and permitted assigns.

Lahaina Deed in Lieu Agreement	I-2

The terms “Assignor” and “Assignee,” as and when used herein, or any pronouns used in place thereof, shall mean and include the masculine or feminine, the singular or plural number, individuals or legal entities, and each of their respective heirs, personal representatives, successors, successors in trust, and assigns, according to the context thereof. If these presents shall be signed by two or more Assignors or by two or more Assignees, all covenants of such parties shall for all purposes be joint and several. The term “Lease” herein shall mean and include the Lease and any amendments thereof.

This Assignment may be executed in counterparts, each of which shall be deemed an original, and which shall together constitute one and the same instrument, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including without limitation, recordation, filing and delivery of this Assignment, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

[SIGNATURES FOLLOW ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	I-3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

Assignor:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Strategic Retail Operating Partnership, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	I-4

Assignee:	DOF IV LAHAINA, LLC, a Delaware limited liability company

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	I-5

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
)
COUNTY OF ___________	)

On__________________, before me, ________________________, Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

Lahaina Deed in Lieu Agreement	I-6

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.
COUNTY OF _______________	)

On the ____ day of ____ in the year 2013 before me, the undersigned, a Notary Public in and for said State, personally appeared______________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
Sign and affix stamp

Lahaina Deed in Lieu Agreement	I-7

Exhibit A to Assignment of Ground Lease

[DESCRIPTION TO BE ATTACHED]

Lahaina Deed in Lieu Agreement	I-8

EXHIBIT J

FORM OF BILL OF SALE

BILL OF SALE

TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company (“Seller”), in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, the receipt and sufficiency of which is acknowledged, hereby sells, assigns, transfers, and sets over unto DOF IV LAHAINA, LLC, a Delaware limited liability company (“Buyer”), pursuant to that certain Deed in Lieu of Foreclosure Agreement dated as of June 10, 2013 (the “Agreement”), executed by Seller, DOF IV REIT Holdings, LLC, a Delaware limited liability company, and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation, all the tangible personal property owned by Borrower in connection with the Real Estate (as defined in the Agreement) (collectively, the “Personal Property”). Seller represents and warrants that it is the owner of the Personal Property. Seller does not make any representation or warranty, express or implied, with respect to merchantability, condition, quality, durability, design, operation, fitness for use, or suitability for any particular purpose.

[SIGNATURE FOLLOWS ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	J-1

IN WITNESS WHEREOF, and intending to be legally bound hereby, Seller has executed and delivered this Bill of Sale as of June 10, 2013.

SELLER:	TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	J-2

EXHIBIT K

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is executed as of June 10, 2013, by and between TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company (“Assignor”), and DOF IV LAHAINA, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

This Assignment is made pursuant to that certain Deed in Lieu of Foreclosure Agreement dated as of June 10, 2013 (the “Agreement”), executed by Assignor, DOF IV REIT Holdings, LLC, a Delaware limited liability company, and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation, and is effective as of the Closing Date (as defined in the Agreement).

Pursuant to the Agreement, Assignor has this day conveyed to Assignee the property located in the County of Maui, Hawaii, more particularly described in Schedule 1 attached hereto (the “Premises”) and, in connection with the conveyance of the Premises, Assignor and Assignee intend that Assignor’s right, title, interests, powers and privileges in and under all leases and security deposits affecting the Premises and other matters stated herein be assigned and transferred to Assignee.

AGREEMENT

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.              Leases. Assignor hereby transfers and assigns to Assignee any and all right, title and interest which Assignor may have, as landlord or otherwise, in leases with tenants covering spaces in the Premises (collectively, the “Leases”), including but not limited to the leases listed in Schedule 2 attached hereto. Assignee hereby assumes all liabilities and obligations of Assignor, as landlord or otherwise, under the Leases arising or accruing from and after the date hereof, but not prior thereto, including but not limited to all obligations with respect to all security deposits with respect to the Leases to the extent that such security deposits are actually transferred or credited to Assignee.

2.              Security Deposits. Assignor hereby transfers and assigns to Assignee all security deposits held by the Assignor relative to the Leases, together with any interest thereon held by Assignor and required by the Leases or applicable law to be refunded to the tenants thereunder.

3.              Contracts. Assignor hereby transfers and assigns to Assignee any and all right, title and interest which assignor may have in any contracts listed in Schedule 3 attached hereto (collectively, the “Contracts”). Assignee hereby assumes all liabilities and obligations of Assignor under the Contracts arising or accruing from and after the date hereof, but not prior thereto.

Lahaina Deed in Lieu Agreement	K-1

4.              Successors and Assigns. This Assignment shall survive the closing of the sale of the Premises to Assignee and shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

5.              Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of Hawaii, without regard to conflict of law provisions.

6.              No Representations. The assignments made herein are without any representation or warranty of any nature, express or implied, except as provided in the Agreement.

[SIGNATURES FOLLOW ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	K-2

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Assignment as of the date first set forth above.

ASSIGNOR:	TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	K-3

ASSIGNEE:	DOF IV LAHAINA, LLC, a Delaware limited liability company

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	K-4

SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

LEGAL DESCRIPTION

[TO BE ATTACHED]

Lahaina Deed in Lieu Agreement	K-5

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

LEASES

[TO BE ATTACHED, SAME AS EXHIBIT O SCHEDULE 1]

Lahaina Deed in Lieu Agreement	K-6

SCHEDULE 3

TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

CONTRACTS

[TO BE ATTACHED, SAME AS EXHIBIT D]

Lahaina Deed in Lieu Agreement	K-7

EXHIBIT L

PRO FORMA POLICY OF TITLE INSURANCE

[ATTACHED]

Lahaina Deed in Lieu Agreement	L-1

Fidelity National Title Insurance Company

Policy Number:    pro forma

OWNER’S POLICY OF TITLE INSURANCE

Issued by

Fidelity National Title Insurance Company

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation (the “Company”) Insures, as of Date of Policy and, to the extent stated in Coveted Risks 9 and 10, after Date of Policy against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding,

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term ‘‘encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection

if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

FORM 27-031-06	ALTA Owner’s Policy (6-17-06)

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)	as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights laws; or

(b)	because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights laws by reason of the failure of its recording in the Public Records

(i) to be timely, or

(ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.	Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys’ fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

IN WITNESS WHEREOF, FIDELITY NATIONAL TITLE INSURANCE COMPANY has caused this policy to be signed and sealed by its duly authorized officers.

Fidellty National Title Insurance Company

By:	[ILLEGIBLE]
President
ATTEST	[ILLEGIBLE]
Secretary

Countersigned:
Authorized Signature

FORM 27-031-06	ALTA Owner’s Policy (6-17-06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

Amount of Insurance:	$28,000,000.00
Premium Amount:	PROFORMA

SCHEDULE A

Name and Address of Title Insurance Company:	Fidelity National Title Insurance Company
601 Riverside
Jacksonville, FL

Address Reference:	305 Keawe Street 'Lahaina Gateway Center, Lahaina, Hawaii

Date of Policy:

1.	Name of Insured:

DOF IV LAHAINA, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is:

LEASEHOLD / REGULAR SYSTEM

3.	Title is vested in:

DOF IV LAHAINA, LLC, a Delaware limited liability company, as “Tenant”

5.	The Land referred to in this policy is described as follows:

SEE EXHIBIT “ONE” ATTACHED HERETO AND MADE A PART HEREOF

NOTE: This is a Pro Forma Policy. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

THIS POLICY VALID ONLY IF SCHEDULE B IS ATTACHED

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

SCHEDULE B

EXCEPTIONS

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2012 - 2013, Tax Map Key (2) 4-5-011-008.

1st installment:	$111,663.83 Paid
2nd installment:	$111,663.83 Paid

2.	Reservation in favor of the State of Hawaii of all mineral and metallic mines.

3.	Terms, provisions conditions and restrictions, including the effect of any failure to comply with such terms, provisions, conditions and restrictions, to which reference is hereby made, as contained in the following document:

SUBDIVISION AGREEMENT (LARGE LOTS)

By and Between:	PIONEER MILL COMPANY, LIMITED, a Hawaii corporation, and the County of Maui
Dated:	December 15, 1980
Recorded:	in the Bureau of Conveyances of the State of Hawaii, in Liber 15229 at Page 224

4.	Terms, provisions conditions and restrictions, including the effect of any failure to comply with such terms, provisions, conditions and restrictions, to which reference is hereby made, as contained in the following document:

SUBDIVISION AGREEMENT (Three Lots or Less)

By and Between:	PIONEER MILL COMPANY, LIMITED, a Hawaii corporation, and the County of Maui
Dated:	December 15, 1980
Recorded:	in the Bureau of Conveyances of the State of Hawaii, in Liber 15229 at Page 229.

5.	Terms, provisions conditions and restrictions, including the effect of any failure to comply with such terms, provisions, conditions and restrictions, to which reference is hereby made, as contained in the following document:

DEED:

Dated:	September 27, 1982
Recorded:	in the Bureau of Conveyances of the State of Hawaii, in Liber 16593 at Page 456.

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

SCHEDULE B

(Continued)

By PARTIAL CANCELLATION OF EASEMENT dated September 19, 2001, recorded in said Bureau of Conveyances as Document No. 2001-154123, PIONEER MILL COMPANY, LIMITED, a Hawaii corporation, cancels, releases and terminates its right to create easements reserved in the foregoing Deed, on, over and across the Road Widening Parcels and Easement Areas.

By ASSIGNMENT OF RESERVED RIGHTS effective September 15, 2003, recorded in said Bureau of Conveyances as Document No. 2004-163983, by and between PIONEER MILL COMPANY, LLC, a Delaware limited liability company (successor by merger to PIONEER MILL COMPANY, LIMITED, a Hawaii corporation), as Assignor, and KLC Kaanapali Development Corp., a Hawaii corporation, as Assignee.

6.	Terms, provisions conditions and restrictions, including the effect of any failure to comply with such terms, provisions, conditions and restrictions, to which reference is hereby made, as contained in the following document:

SECTION VII (c) AGREEMENT FOR WEST MAUI AREAS

By and Between:	HAWAII OMORI CORPORATION, a Hawaii corporation, and the DEPARTMENT OF WATER SUPPLY OF THE COUNTY OF MAUI
Dated:	December 20, 1989
Recorded:	in the Bureau of Conveyances of the State of Hawaii, Document No. 90-029937.

7.	Terms, provisions conditions and restrictions, including the effect of any failure to comply with such terms, provisions, conditions and restrictions, to which reference is hereby made, as contained in the following document:

ACKNOWLEDGEMENT REGARDING LAHAINA WASTEWATER TREATMENT CAPACITY

Executed By:	HAWAII OMORI CORPORATION
Dated:	August 23, 1990
Recorded:	in the Bureau of Conveyances of the State of Hawaii, as Document No. 90-139192
RE:	Connection to County sewer system

8.	Terms, provisions conditions and restrictions, including the effect of any failure to comply with such terms, provisions, conditions and restrictions, to which reference is hereby made, as contained in the following document:

MODIFICATION OF SUBDIVISION REQUIREMENTS AGREEMENT

Executed By:	HAWAII OMORI CORPORATION, a Hawaii corporation, and the BOARD OF WATER SUPPLY OF THE COUNTY OF MAUI
Dated:	April 20, 1993
Recorded:	in the Bureau of Conveyances of the State of Hawaii, as Document No. 93-080970
RE:	Deferral of subdivision requirements

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

SCHEDULE B

(Continued)

9.	Easement "B" for drainage purposes as set forth in that certain DEED dated September 27, 1982, recorded in said Bureau of Conveyances in Liber 16593 at Page 456, being more particularly described therein.

The above described was cancelled and replaced with "Easement B-1", being more particularly described in and as set forth in MODIFICATION OF EASEMENT dated September 19, 2001, recorded in said Bureau of Conveyances as Document No. 2001-154125.

10.	EASEMENT 4 (EMBANKMENT EASEMENT), as shown on subdivision map prepared by Kirk T. Tanaka, Land Surveyor, with R.T. Tanaka Engineers, Inc., dated May 10, 1999, last revised September 24, 1999, approved by the Director of Public Works and Waste Management, County of Maui on September 28, 1999, and further described in instrument recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2002-070423.

11.	Easement(s) for the purpose(s) shown below and rights incidental thereto as granted in a document;

Granted to:	STATE OF HAWAII
Purpose:	Embankment
Recorded:	in the Bureau of Conveyances of the State of Hawaii, Document No. 2002-070423.
Affects:	Easement 4

12.	Designation of Easement E-1, for switchgear purposes in favor of MAUI ELECTRIC COMPANY, LIMITED, as shown on subdivision map prepared by Kirk T. Tanaka, Land Surveyor, with R.T. Tanaka Engineers, Inc., dated May 10, 1999, last revised September 24, 1999, approved by the Director of Public Works and Waste Management, County of Maui on September 28, 1999.

13.	Designation of Easement E-2, for switchgear purposes in favor of MAUI ELECTRIC COMPANY, LIMITED, as shown on subdivision map prepared by Kirk T. Tanaka, Land Surveyor, with R.T. Tanaka Engineers, Inc., dated May 10, 1999, last revised September 24, 1999, approved by the Director of Public Works and Waste Management, County of Maui on September 28, 1999.

14.	Designation of Easement E-3, for switchgear purposes in favor of MAUI ELECTRIC COMPANY, LIMITED, as shown on subdivision map prepared by Kirk T. Tanaka, Land Surveyor, with R.T. Tanaka Engineers, Inc., dated May 10, 1999, last revised September 24, 1999, approved by the Director of Public Works and Waste Management, County of Maui on September 28, 1999.

15.	Easement D-2 (15.00 feet wide) for drainage purposes, being more particularly described in and as granted in DRAINAGE EASEMENT dated November 1, 2002, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2002-198425, running in favor of Lots 2, 3 and 5 of the Hawaii Omori Mauka Subdivision.

16.	Easement D-4 for drainage purposes, being more particularly described in and as granted IN DRAINAGE EASEMENT dated November 1, 2002, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2002-198427, running in favor of Lot 4 of the Hawaii Omori Mauka Subdivision.

17.	Restriction of Vehicle Access along the westerly boundary of the land described herein (except as permitted) as set forth in DEED dated February 12, 1957, recorded in the Bureau of Conveyances of the State of Hawaii in Liber 3231 at Page 411.

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

SCHEDULE B

(Continued)

18.	Easement(s) for the purpose(s) shown below and rights incidental thereto as granted in a document;

Granted to:	MAUI ELECTRIC COMPANY, LIMITED, a Hawaii corporation, and GTE HAWAIIAN TELEPHONE COMPANY, INCORPORATED, a Hawaii corporation, now known as Hawaiian Telcom, Inc.
Purpose:	electrical and telephone easement over and across Easement 1
Recorded:	in the Bureau of Conveyances of the State of Hawaii, Document No. 92-175343.
Affects:	portion of the herein described premises

19.	Covenants, conditions and restrictions, but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the following document:

DECLARATION OF RESTRICTIVE COVENANTS

Dated:	December 26, 2003
Recorded:	in the Bureau of Conveyances of the State of Hawaii, Document No. 2003-286553.

20.	Two (2) existing guy wires running outside of Easement 1, as shown on survey map prepared by Kirk T. Tanaka, dated October 17, 2003, revised January 28, 2004.

21.	Easement(s) for the purpose(s) shown below and rights incidental thereto as granted in a document;

Granted to:	MAUI ELECTRIC COMPANY, LIMITED and HAWAIIAN TELCOM, INC., both Hawaii corporations
Purpose:	utility
Recorded:	in the Bureau of Conveyances of the State of Hawaii, Document No. 2007-175124.
Affects:	portion of the herein described premises

22.	The effect of any failure to comply with the terms, provisions and conditions as contained in the LAHAINA GATEWAY GROUND LEASE, as amended.

23.	Encroachments or any other matters, including but not limited to any rights or interests which may exist or arise by reason of the following facts, shown on survey map dated November 23, 2012 prepared by Mitchell Duryea, Licensed Professional Land Surveyor, Certificate Number 13401, Project No. 12-1700:

A.	Building overlaps Drainage Easement “D-2” (#2002-198425)

B.	Building overlaps 10' Building Setback Line by 4.0’

C.	Building overlaps 10' Building Setback Line by 5.1’

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

SCHEDULE B

(Continued)

24.	The rights of tenants, as tenants only, including, but not limited to, any matters affecting the rights of such tenants, as shown on the Rent Roll attached hereto as Exhibit “A”.

25.	LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT AS FIXTURE FILING

Amount:	$29,000,000.00
Mortgagor:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company
Mortgagee:	DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company
Dated:	November 9, 2012
Recorded:	November 9, 2012 in the Bureau of Conveyances of the State of Hawaii, as Document No. A-46960423

26.	LEASEHOLD ASSIGNMENT OF LEASES AND RENTS

Amount:	To secure a loan in the principal sum of $20,000,000.00
Assignor:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company
Assignee:	DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company
Dated:	November 9, 2012
Recorded:	November 9, 2012 in the Bureau of Conveyances of the State of Hawaii, as Document No. A-46960424

27.	UCC-1 FINANCING STATEMENT

Debtor:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company
Secured Party:	DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company
Recorded:	November 9, 2012 in the Bureau of Conveyances of the State of Hawaii, as Document No. A-46960425

END OF ITEMS

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

EXHIBIT “ONE”

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE COUNTY OF MAUI, STATE OF HAWAII, AND IS DESCRIBED AS FOLLOWS:

LAHAINA GATEWAY GROUND LEASE

Landlord:	LAHAINA GATEWAY COMMERCIAL LLC, a Washington limited liability company
Tenant:	KAHOMA DEVELOPMENT, INC., a Washington corporation
Dated:	February 2, 2005
Recorded:	Unrecorded
Term:	Commencing February 2, 2005, ending on February 1, 2060

The above LAHAINA GATEWAY GROUND LEASE is disclosed by SHORT FORM LEASE dated February 2, 2005, recorded February 16, 2005 in the Bureau of Conveyances of the State of Hawaii as Document No. 2005- 031882.

The above LAHAINA GATEWAY GROUND LEASE was amended by AMENDMENT OF LAHAINA GATEWAY GROUND LEASE dated August 15, 2012, recorded August 28, 2012 in said Bureau as Document No. A- 46230066.

The Tenant's interest in the above LAHAINA GATEWAY GROUND LEASE, as amended, by mesne assignment, assigned by:

ASSIGNMENT OF GROUND LEASE

Assignor:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company
Assignee:	DOF IV LAHAINA, LLC, a Delaware limited liability company
Dated:	_____________, 2013
Recorded:	_____________, 2013 in said Bureau as Document No. _____________

Said Lease demising the following described premises:

All of that certain parcel of land (being all of the land described in and covered by Royal Patent Number 5664, Land Commission Award Number 286, Apana 2 to Keawa (Ekela) and portions of the lands described in and covered by Royal Patent Number 1113, Land Commission Award Number 486-C, Apana 1 to Kaei for Uluoa; Royal Patent Number 4509, Land Commission Award Number 10532, Apana 1 and 2 to Naolulo; Royal Patent Number 5579, Land Commission Award Number 2320, Apana 2 to Moakaka for Mere; Royal Patent Number 5664, Land Commission Award 286, Apana 1 and 3 to Keawa (Ekela); Land Patent Number 8243, Land Commission Award Number 11227, Apana 2 to Nalimu; and Royal Patent Grant Number 1891, Apana 2, 3, 4 and 6 to D. Baldwin) situate, lying and being on the northerly side of Honoapiilani Highway (F.A.P. No. F-030-1 (1)) at Kapunakea and Moali, District of Lahaina, Island and County of Maui, State of Hawaii, being Lot 1, of the “Hawaii Omori Mauka Subdivision”, more particularly described as follows:

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

EXHIBIT “ONE”

(Continued)

Beginning at the southwest corner of this lot, being also the northwest corner of Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “LAINA” being 3,973.35 feet south and 4,812.32 feet west and running by azimuths measured clockwise from true South:

1.	159°	05’	45”	109.19	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

2.	164°	20’		60.00	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

3.	163°	04'	23”	235.06	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

4.	163°	17'	21”	265.04	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

5.	164°	20’		86.61	feet along Honoapiilani Highway (F.A.P. No. F-030-1 (1));

6.	227°	51’		19.30	feet along the remainder of R. P. 1113, L. C. Aw. 486-C, Ap. 1 to Kaei for Uluoa;

7.	317°	51’		35.70	feet along Lot 4, Hawaii Omori Mauka Subdivision;

8.	286°	24'		45.00	feet along Lot 4, Hawaii Omori Mauka Subdivision;

9.	266°	00'		24.68	feet along Lot 4, Hawaii Omori Mauka Subdivision;

10.	221°	30’		103.83	feet along Lot 4, Hawaii Omori Mauka Subdivision;

11.	303°	00’		840.98	feet along Lot 4, Hawaii Omori Mauka Subdivision;

12.	Thence along Lot 4, Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 570.00 feet, the chord azimuth and distance being:

	314°	00’		217.52	feet;

13.	325°	00'		18.94	feet along Lot 4, Hawaii Omori Mauka Subdivision;

14.	51°	57'	24”	41.58	feet along Lot 4, Hawaii Omori Mauka Subdivision;

15.	340°	14'		105.27	feet along Lot 4, Hawaii Omori Mauka Subdivision;

16.	Thence along Lot 4, Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:

27°	05'	27”	43.78	feet;

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

Order No.: 13008617-FTHAI01

Policy No. PROFORMA

EXHIBIT “ONE”

(Continued)

17.	Thence along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 956.00 feet, the chord azimuth and distance being:

87°	58'	27”	463.39	feet;

18.	102°	00'	93.33	feet along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision;

19.	Thence along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision on a curve to the left with a radius of 444.00 feet, the chord azimuth and distance being:

88°	10’	212.32	feet;

20.	74°	20'	4.66	feet along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision;

21.	Thence along Lot 5 (Keawe Street), Hawaii Omori Mauka Subdivision on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:

116°	42'	52.5”	40.44	feet to the point of beginning and containing an area of 11.363 acres, more or less.

TOGETHER WITH vehicle access rights of ingress and egress from Honoapiilani Highway through Highway Widening Lot over and across Boundary “R”, being more particularly described in and as granted by Grant of Vehicle Access Rights of the State of Hawaii, through its Department of Transportation, dated April 19, 2002, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2002-070420; and subject to the terms and provisions contained therein.

TOGETHER WITH any and all interests that the Landlord may have acquired by and under the Drainage Easements described as follows:

1.	Drainage Easement recorded as Document No. 2002-198424; and subject to the terms and provisions contained therein;

2.	Drainage Easement recorded as Document No. 2002-198426; and subject to the terms and provisions contained therein;

3.	Drainage Easement recorded as Document No. 2002-198428; and subject to the terms and provisions contained therein; and

4.	Drainage Easement recorded as Document No. 2002-198429; and subject to the terms and provisions contained therein.

TMK: (2)4-5-011-008

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ALTA Owner’s Policy (6/17/06)

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQFT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES
OFFICE
A-101	Bames & Noble Booksellers	24.579	17.98%	1/15/2008 1/31/3011	10.1	2/1/2013	51,700.00	2.10	47,000.00	11,854.66	Waived	Waived	% rent 3% of gross sales 5% Cap on Common Area Expenses

A-102	VACANT	3,338	2.44%

A-201	Outback Steakhouse OSI Restaurant partners, LLC	7,152	5.19%	4/14/2008 4/30/7018	10.0	5/1/2012 5/1/2013	17,164.80 23,262.53	2.40 3.25	17,164.80	4,611.81	Waived	Waived	% rent 5% of gross sales Tenant pro-data share cannot exceed 5 189% 5% Cap on Common Area Expenses Rent reduced to $ 17,164 80 thru 4/30/13

A-202	Calmani, Inc. dba Melting Pot and 100 Wines Tenant went dark as of 2/24/13.	6,610	4.84%	6/13/2007 5/31/2018	11.0	1/1/2012 2/1/2012 8/1/2013 8/l/2014	7,800.00 0.00 7,800.00 20,982.50	1.18 0.00 1.18 3.17	0.00	4,309.84	661.00	19.250.00	% rent 6% of gross sales 2nd Amendment 2/6/12 extends rent relief

A-202.	State Farm Insurance dbs Chad Santiago, LLC	745	0.55%	9/1/2008 9/1/2013	5.0	9/1/2012	3,558.84	4.78	3,558.84	507.83	Waived	3,836.00

B-101	Local Motion, Inc	3,960	2.90%	9/1/2010 10/31/2017	7.2	10/14/2012 11/l/2012 11/1/2014 11/1/2015 11/1/2016	7,000.00 8,910.00 9,187.20 9,464.40 9,741.60		7,000.00	2,699.36	396.00	7,280.00	1st Amendment signed 4/27/12

B- 102 to 103	VACANT	2,800	2.05%

B-104	Office Max	18,620	13.62%	9/7/2008 3/31/2019	10.6	10/1/2011 1/1/2014	34,136.67 46,550.00	1.83 2.50	34,136.67	7,154.56	Waived	Waived	Current Rent Relief until 12/31/13 ($34,137 per month subject to sales) “Tenant's CAM does not include RPT and Mgm1 Fee

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAIIAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/5F	PROMO FUND	SECURITY DEPOSIT	NOTES

B-105a	Aloha Aina Designs dba passion 4 Fashion	700	0.51%	8/13/2012 8/13/2013	3.0	8/13/2012 8/13/2013 8/13/2014	1,730.00 1,923.00 2,100.00	2.30 2.75 3.00	1,730.00	476.00	70.00	2,318.74	Lease effective 5/15/12. LL delivered space on 3/13/12.

B-105b	Joari Earl dba Paia Mercantile	700	0.51%	10/19/2012 10/31/2017	5.0	3/1/2013 3/1/2014 3/1/2013 3/1/2016 3/1/2017	1,373.00 1,633.00 1,736.44 1,823.26 1,914.42	2.25 2.36 2.48 2.60 2.73	0.00	476.00	70.00	2,209.36	Free rent 11/1/12-2/28/13. 8% percentage rent above breakpt

B-106a	VACANT	671	0.49%

B-106b	VACANT	739	0.54%

B-107	Mahina Boutique	1,000	0.73%	11/1/2008 10/31/2013	5.0	11/1/2009 11/1/2010 11/1/2011 11/1/2012	5,000.00 5,150.00 5,304.30 5,463.64	5.00 5.15 5.30 5.46	0.00	681.66	100.00	6.042.00	%Rent-8% of Gross Sales Co- Tenancy clause • tenant does not pay base rent until 4 of the surrounding units are occupied

B-108	County of Maui - DMV	2,458	1.80%	1/1/2013 6/30/2018	5.5	1/1/2013 3/1/2013 7/1/2013 7/1/2014 7/1/2013 7/1/2016 7/1/2017	0.00 4,670.00 3,330.30 3,779.37 6,039.44 6,311.22 6,633.80	0.00 4.67 3.33 5.78 6.04 6.31 6.64	0.00	1,671.44	0.00	Waived

B-109	VACANT	1,400	1.02%

B-110	TJ 18, Inc. dba Italian Delight	1,400	1.02%	3/1/2012 4/30/2017	5.0	7/1/2012 1/1/2013 7/1/2013 7/1/2014 7/1/2013 7/1/2016	2,800.00 3,130.00 4,200.00 4,900.00 3.600.00 3.930.00	2.00 2.23 3.00 3.50 4.00 4.25	2,800.00	934.25	140.00	4,302.06	% Rent - 7% of Gross Sales Rent commencement 7/1/12

B-111	VACANT	1,400	1.02%

B-112	Claire's Boutique	1,400	1.02%	6/1/2008 1/31/2017	8.7	6/1/2015	8,106.00	5.79	7,420.00	954.32	140.00	Waived	% Rent - 6% of Gross Sales

B -113	Foot Locker	2,626	1.92%	5/30/2008 1/31/2014	5.7	6/1/2011	9,847.30	3.73	9,847.30	1,790.03	262.60	Waived	% Rent - 6% of Gross Sales

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES

B-114	VACANT	5,000	3.66%

B-115	VACANT	3,885	2.84%		0.0				0.00

B-116	VACANT	1,200	0.88%

B-117	VACANT	1,200	0.88%

B-118	Plush Because Lounge, Inc.	1,200	0.88%	1/1/2011 12/31/2013	5.0	1/1/2014 1/1/2013	5,333.00 5,673.38	4.61 4.73	5,400.00	817.99	120.00	6,500.00	% Rent - 7% of Gross Sales

B-119 to B-120	Teddy's Bigger Burgers	2,400	1.76%	3/14/2011 3/14/2016	5.0	5/14/2012 5/1/2013 3/1/2014 5/1/2013	7,872.00 8,068.80 8,270.52 8,477.28	6.56	7,872.00	1,635.97	240.00	9,730.00	% Rent - 6% of Gross Sales

C-101 to C-103	Gross sales	2,843	2.08%	6/20/2003 6/30/2018	10.0	7/1/2013 7/1/2014 7/1/2015 7/1/2016 7/1/2017	13,181.13 13,376.59 13,983.89 14,403.41 14,835.52	4.64 4.78 4.92 5.07 5.22	13,181.15	1,937.95	284.30	14,204.91	% Rent - 7% of Gross Sales

C-104	Lahaina Farms (Food Pantry, Ltd )	14,645	10.71%	4/1/2008 3/31/2023	15.0	4/1/2013 4/1/2018	39,541.50 42,763.40	2.70 2.92	36,612.50	9,548.81	1,464.50	Waived	% Rent - 6% of Gross Sales

D-101	Central Pacific Bank	3,540	2.59%	2/1/2008 1/31/2023	15.0	2/1/2013 2/1/2018	21,417.00 23,611.80	6.05 6.67	19,470.00	2,413.06	354.00	Waived

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES

E-101 to E-103	Vitamin Shoppe	3,000	2.19%	6/1/2008 5/31/2018	10.0	6/1/2008 6/1/2012 6/1/2013 6/1/2018	16,313.79 13,866.72 17,230.00 19,837.30	5.44 4.62 5.75 6.61	13,866.72	2,044.97	None	Waived	%Rent - None Amendment signed for 15% rent reduction 6/1/12 thru 5/31/13.

E-104	VACANT	1,000	0.73%

E-105	VACANT	1,000	0.73%

E-106	VACANT	1,000	0.73%

E-107	Go Wireless	1,000	0.73%	7/8/2009 7/31/2014	5.1	8/1/2012 8/1/2013	4,753.37 4,895.98	3.33 3.43	4,753.37	681.66	100.00	Waived	% Rent - None

E-108	STL Medical Services	1,000	0.73%	4/1/2009 3/31/2014	5.0	3/1/2012	4,635.00	4.64	4,635.00	681.66	100.00	5.000.00	% Rent - None

E-109	VACANT	1,000	0.73%

E-110	David’s Happy Nails (Nguven and Hoang)	1,000	0.73%	6/25/2008 6/30/2018	10.0	7/1/2013 7/1/2014 7/1/2015 7/1/2016 7/1/2017	5,796.38 5,970.28 6,149.39 6,333.88 6,523.90	5.80 5.97 6.15 6.33 6.52	5,796.38	681.66	100.00	11,875.00	% Rent - 8% of Gross Sales

E-111	VACANT	1,000	0.73%

E-112	VACANT	1,000	0.73%

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQFT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES

F-101a	Maui Dive & Surf	1.428	1.04%	1/1/2010	3.4	1/1/2012	6,952.58	4.87	6,952.58	973.40	142.80	8,107.00	% Rent - 9% of Gross Sales
				5/31/2013		1/1/2013	7,126.40	4.99

F-101	Maui Dive & Surf	5.044	3.69%	6/4/2008	5.0	7/1/2012	25,576.15	5.07	25,576.15	3,438.27	504.40	27,785.22	% Rent - 9% of Gross Sales
				5/31/2013		7/1/2013	26,215.50
						7/1/2014	26,870.96
						7/1/2015	27,542.74
						7/1/2016	28,231.31
						7/1/2017	28,937.10

Kiosk #1	VACANT	n/a

Kiosk #2	West Maui Mountain Adventure	n/a		MTM					1,500.00

TTL LAHAINA GATEWAY CENTER		136,683	99.96%

	Units Occupied	99.982	73.15%
	Units Vacant	30.091	22.02%

Certified Rent Roll:
	Signature	Date

Endorsement 3.1-06 (Zoning-Completed Structure )
Revised 10-22-09

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

1.	The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.	according to applicable zoning ordinances and amendments, the Land is not classified Zone M-1 (Light Industrial District);

b.	the following use or uses are not allowed under that classification:

Uses and structures permitted by the zoning codes of the County of Maui, as the same may be amended from time to time.

c.	There shall be no liability under paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2.	The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in paragraph 1.b. or requiring the removal or alteration of the structure, because, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

a.	Area, width, or depth of the Land as a building site for the structure
b.	Floor space area of the structure
c.	Setback of the structure from the property lines of the Land
d.	Height of the structure, or
e.	Number of parking spaces.

3.	There shall be no liability under this endorsement based on:

a.	the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;
b.	the refusal of any person to purchase, lease or lend money on the Title covered by this policy.

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.

Reprinted under license from the American Land Title Association.

Endorsement 3.1-06 (Zoning-Completed Structure )
Revised 10-22-09

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 123.2-06 (10-22-09)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.

Reprinted under license from the American Land Title Association.

Endorsement 8.2-06 (Commercial Environment Protection Lien)
Adopted 10-16-08

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 110.12-06 (10-16-08)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.

Reprinted under license from the American Land Title Association.

Endorsement 9.2-06 (Restrictions, Encroachments, Minerals –
Owner’s Policy - Improved Land)
Adopted 06/17/06

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:
a.	Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.
b.	Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.
c.	Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.
d.	Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.
e.	Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.
2.	Damage to existing buildings:
a.	That are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;
b.	Resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.
3.	Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.
4.	Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words “covenants, conditions, or restrictions” appear, they shall not be deemed to refer to or include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

As used in paragraphs 1.a. and 4, the words “covenants, conditions, or restrictions” do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

CLTA Form 100.10-06 (06-17-06)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

Endorsement 9.2-06 (Restrictions, Encroachments, Minerals –
Owner’s Policy - Improved Land)
Adopted 06/17/06

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 100.10-06 (06-17-06)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.

Reprinted under license from the American Land Title Association.

American Land Title Association	Endorsement 13-06 (Leasehold – Owner’s)
Revised 04-02-12

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

1.	As used in this endorsement, the following terms shall mean:

a.	“Evicted'' or “Eviction”: (a) the lawful deprivation, in whole or in part, of the right of possession insured by this policy, contrary to the terms of the Lease or (b) the lawful prevention of the use of the Land or the Tenant Leasehold Improvements for the purposes permitted by the Lease, in either case as a result of a matter covered by this policy.

b.	“Lease”: the lease described in Schedule A.

c.	“Leasehold Estate”: the right of possession granted in the Lease for the Lease Term.

d.	“Lease Term”: the duration of the Leasehold Estate, as set forth in the Lease, including any renewal or extended term if a valid option to renew or extend is contained in the Lease.

e.	“Personal Property”: property, in which and to the extent the Insured has rights, located on or affixed to the Land on or after Date of Policy that by law does not constitute real property because (i) of its character and manner of attachment to the Land and (ii) the property can be severed from the Land without causing material damage to the property or to the Land.

f.	“Remaining Lease Term”: the portion of the Lease Term remaining after the Insured has been Evicted.

g.	“Tenant Leasehold Improvements”: Those improvements, in which and to the extent the Insured has rights, including landscaping, required or permitted to be built on the Land by the Lease that have been built at the Insured's expense or in which the Insured has an interest greater than the right to possession during the Lease Term.

2.	Valuation of Estate or Interest Insured:

If in computing loss or damage it becomes necessary to value the Title, or any portion of it, as the result of an Eviction of the Insured, then, as to that portion of the Land from which the Insured is Evicted, that value shall consist of the value for the Remaining Lease Term of the Leasehold Estate and any Tenant Leasehold Improvements existing on the date of the Eviction. The Insured Claimant shall have the right to have the Leasehold Estate and the Tenant Leasehold Improvements affected by a defect insured against by the policy valued either as a whole or separately. In either event, this determination of value shall take into account rent no longer required to be paid for the Remaining Lease Term.

Copyright 2006-2012 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

American Land Title Association	Endorsement 13-06 (Leasehold – Owner’s)
Revised 04-02-12

3.	Additional items of loss covered by this endorsement:

If the Insured is Evicted, the following items of loss, if applicable to that portion of the Land from which the Insured is Evicted shall be included, without duplication, in computing loss or damage incurred by the Insured, but not to the extent that the same are included in the valuation of the Title determined pursuant to Section 2 of this endorsement, any other endorsement to the policy, or Section 8(a)(ii) of the Conditions:

a.	The reasonable cost of (i) removing and relocating any Personal Property that the Insured has the right to remove and relocate, situated on the Land at the time of Eviction, (ii) transportation of that Personal Property for the initial one hundred miles incurred in connection with the relocation, (iii) repairing the Personal Property damaged by reason of the removal and relocation, and (iv) restoring the Land to the extent damaged as a result of the removal and relocation of the Personal Property and required of the Insured solely because of the Eviction.

b.	Rent or damages for use and occupancy of the Land prior to the Eviction that the Insured as owner of the Leasehold Estate may be obligated to pay to any person having paramount title to that of the lessor in the Lease.

c.	The amount of rent that, by the terms of the Lease, the Insured must continue to pay to the lessor after Eviction with respect to the portion of the Leasehold Estate and Tenant Leasehold Improvements from which the Insured has been Evicted.

d.	The fair market value, at the time of the Eviction, of the estate or interest of the Insured in any lease or sublease permitted by the Lease and made by the Insured as lessor of all or part of the Leasehold Estate or the Tenant Leasehold Improvements.

e.	Damages caused by the Eviction that the Insured is obligated to pay to lessees or sublessees on account of the breach of any lease or sublease permitted by the Lease and made by the Insured as lessor of all or part of the Leasehold Estate or the Tenant Leasehold Improvements.

f.	The reasonable cost to obtain land use, zoning, building and occupancy permits, architectural and engineering services and environmental testing and reviews for a replacement leasehold reasonably equivalent to the Leasehold Estate.

g.	If Tenant Leasehold Improvements are not substantially completed at the time of Eviction, the actual cost incurred by the Insured, less the salvage value, for the Tenant Leasehold Improvements up to the time of Eviction. Those costs include costs incurred to obtain land use, zoning, building and occupancy permits, architectural and engineering services, construction management services, environmental testing and reviews, and landscaping.

4.	This endorsement does not insure against loss, damage or costs of remediation (and the Company will not pay costs, attorneys’ fees or expenses) resulting from environmental damage or contamination.

Copyright 2006-2012 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

American Land Title Association	Endorsement 13-06 (Leasehold – Owner’s)
Revised 04-02-12

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Authorized Signatory

Copyright 2006-2012 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.

Reprinted under license from the American Land Title Association.

Endorsement 17-06 (Access and Entry)
Adopted 6-17-06

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Keawe Street (the “Street'’), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 103.11-06 (06-17-06)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

Endorsement 17.2-06 (Utility Access)
Adopted 10-16-08

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: [CHECK ALL THAT APPLY]

☒	Water service	☐	Natural gas service	☒	Telephone service
☒	Electrical power service	☒	Sanitary sewer	☒	Storm water drainage
[☐	]	[☐	]	[☐	]

either over, under or upon rights-of-way or easements for the benefit of the Land because of:

(1)	a gap or gore between the boundaries of the Land and the rights-of-way or easements;
(2)	a gap between the boundaries of the rights-of-way or easements ; or
(3)	a termination by a grantor, or its successor, of the rights-of-way or easements.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 103.13-06 (10-16-08)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

Endorsement 18-06 (Single Tax Parcel)
Adopted 6-17-06

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the Land being taxed as part of a larger parcel of land or failing to constitute a separate tax parcel for real estate taxes.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 129-06 (06-17-06)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

Endorsement Form 19.1-06 (Contiguity-Single Parcel)
Adopted 6-17-06

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the Land to be contiguous to Lot 5 (Keawe Street) of the Hawaii Omori Mauka Subdivision, being more particularly described in and as granted by instrument recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2004-038590, along the Easterly boundary line[s] of Lot 1 and Westerly boundary line(s) of Lot 5; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 116.4-06 (06-17-06)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

ALTA Form 22-06 (6/17/06)
Location	CLTA Form 116.01-06

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of a light industrial retail complex, known as 325 Keawe Street, Lahaina, Maui, Hawaii, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

Endorsement 25-06 (Same as Survey)
Adopted 10-16-08

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the ALTA/ACSM Land Title Survey dated November 23, 2012, prepared by Mitchell Duryea, Professional Land Surveyor No. 13401, Project No. 12-1700.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 116.1 -06 (10-16-08)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

Endorsement 26-06 (Subdivision)
Adopted 10-16-08

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

CLTA Form 116.8-06 (10-16-08)

Copyright 2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

American Land Title Association	Endorsement 28-06 (Easement - Damage or Enforced Removal)
Revised 02-03-10

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in Exception(s) 15 of Schedule B results in:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land .

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

Copyright 2006-2010 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

American Land Title Association	Endorsement 28.1-06
(Encroachments - Boundaries and Easements)
Adopted 04-02-12

ENDORSEMENT

Attached to Policy No. PROFORMA

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

1.	The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, “Improvement" means an existing building, located on either the Land or adjoining land at Date of Policy and that by law constitutes real property.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;

b.	An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;

c.	Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or

d.	Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from the encroachments listed as Exceptions 23 of Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

Copyright 2012 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited.
Reprinted under license from the American Land Title Association.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys’ fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
(i)	the occupancy, use, or enjoyment of the Land;
(ii)	the character, dimensions, or location of any improvement erected on the Land;
(iii)	the subdivision of land; or
(iv)	environmental protection;

or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

(b)	Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3.	Defects, liens, encumbrances, adverse claims, or other matters :
(a)	created, suffered, assumed, or agreed to by the Insured Claimant:
(b)	not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
(c)	resulting in no loss or damage to the Insured Claimant;
(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that the transaction vesting the Title as shown in Schedule A, is
(a)	a fraudulent conveyance or fraudulent transfer; or
(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.	Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS

The following terms when used in this policy mean:

(a)	“Amount of Insurance”: The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.
(b)	“Date of Policy”: The data designated as “Date of Policy” in Schedule A.
(c)	“Entity”: A corporation, partnership, trust, limited liability company, or other similar legal entity.
(d)	“Insured”: The Insured named in Schedule A.
(i)	The term “Insured” also includes
(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devices, survivors, personal representatives, or next of kin;
(B)	successors to an insured by dissolution, merger, consolidation, distribution, or reorganization;
(C)	successors to an insured by its conversion to another kind of Entity;
(D)	a grantee of an insured under a deed delivered without payment of actual valuable consideration conveying the Title
(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named insured,
(2)	if the grantee wholly owns the named insured,
(3)	if the grantee is wholly-owned by an affiliated Entity of the named insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or
(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the insured named in Schedule A for estate planning purposes.
(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses and to any successors that the Company would have had against any predecessor Insured.
(e)	“Insured Claimant”: An insured claiming loss or damage.
(f)	“Knowledge” or “Known”: Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.
(g)	“Land”: The land described in Schedule A, and affixed improvements that by law constitute real property. The term “Land” does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.
(h)	“Mortgage”: Mortgage, dead of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.
(i)	“Public Records”: Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), “Public Records” shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.
(j)	“Title”: The estate or interest described in Schedule A.
(k)	“Unmarketable Title”: Title affected by an alleged or apparent matter that would permit a prospective or lessee of the Title or leader on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the insured retains an estate or interest in the Land, or holds an obligation accrued by a purchase money Mortgage given by a purchaser from the Insured, or only to long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the Land, or (ii) in obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as Insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS
(a)	Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of section alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right. In addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.
(c)	Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE
(a)	In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding an any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company’s expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company’s obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.
(b)	The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, Inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a)	To pay or Tender payment of the Amount of Insurance.

To pay or tender payment of the Amount of Insurance under this policy together with my costs, attorneys’ fees, and expenses incurred by the insured Claimant that were authorized by the Company up on the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligation of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall template, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.
(i)	To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim Insured against under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or
(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the option provided for in subsections (b)(i) or (ii), the Company’s obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, Including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimed who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of
(i)	the Amount of Insurance; or
(ii)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.
(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as incurred.
(i)	the Amount of Insurance shall be increased by 10%, and
(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.
(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys’ fees, and expenses incurred in accordance with Section 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY
(a)	If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the insured.
(b)	In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.
(c)	The Company shall not be liable for loss or damage to the insured for liability voluntarily assumed by the insured in setting any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payment under this policy, except payments made for costs, attorneys’ fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE

The amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is executed by an insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the insured under this policy.

12.	PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT
(a)	Whenever the Company shall have settled and paid a claim under this policy. It shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys’ fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If any payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)	The Company’s right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“Rules”). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may locinde, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to the policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any count of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT
(a)	This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as whole.
(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.
(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.
(d)	Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or much part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM
(a)	Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of this Insurance of the jurisdiction where the Lead is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claim against the Title that are adverse to the insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)	Choice of Forum: Any Litigation or other proceeding brought by the insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate Jurisdiction.

18.	NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at

Fidelity National Title Company

National Claims Administration:

P.O. Box 45023

Jacksonville, Florida 32232-5023

FIDELITY

NATIONAL

TITLE

INSURANCE

COMPANY

Fidelity National Title Insurance Company

P.O. Box 45023

Jacksonville, Florida 32232-5023

EXHIBIT M

PRO FORMA LOAN POLICY ENDORSEMENTS

[ATTACHED]

Lahaina Deed in Lieu Agreement	M-6

CLTA Form 107.11-06 (03-09-07)	Non-Merger After Lender Acquires Title
ALTA - Lender

ENDORSEMENT
Attached to Policy No. 24-041-06-555714
Issued by
FIDELITY NATIONAL TITLE INSURANCE COMPANY

The Company insures against loss sustained by reason of the invalidity or unenforceability of the lien of the Insured Mortgage upon the Title occasioned by the Title being vested as shown in paragraph 3 of Schedule A, as amended by Date Down Endorsement issued concurrently herewith.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By
Its Authorized Signatory

CLTA Form 107.11-06 (03-09-07)
ALTA - Lender

Endorsement No. 212
Date-Down (Rev. 2-4-94)

ENDORSEMENT

Attached to Policy No. 24-041-06-555714

Issued by

FIDELITY NATIONAL TITLE INSURANCE COMPANY

1.	Schedule A of the policy is hereby amended in the following particulars:

a.	The effective date of the policy is hereby extended to:

b.	Paragraph 3 of Schedule A is hereby amended as follows:

To delete “TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company” and add “DOF IV LAHAINA, LLC, a Delaware limited liability company”

c.	Paragraph 5 of Schedule A, Exhibit “One” is hereby amended as follows:

To delete the following:

“ASSIGNMENT OF GROUND LEASE

Assignor:	CENTRAL PACIFIC BANK, a Hawaii corporation
Assignee:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware
limited liability company
Dated:	November __, 2012
Recorded:	November 9, 2012 in said Bureau as Document No. A-46960422”

To add the following:

“ASSIGNMENT OF GROUND LEASE

Assignor:	TNP SRT LAHAINA GATEWAY, LLC, a Delaware
limited liability company
Assignee:	DOF IV LAHAINA, LLC, a Delaware limited liability
company
Dated:	, 2013
Recorded:	, 2013 in said Bureau as
Document No. ”

Order No. 13008617-FTHAI01

2.	Schedule B of the policy is amended in the following particulars:

a.	Paragraph 23 is amended to read as follows:

“Encroachments or any other matters, including but not limited to any rights or interests which may exist or arise by reason of the following facts, shown on survey map dated November 23, 2012 prepared by Mitchell Duryea, Licensed Professional Land Surveyor, Certificate Number 13401, Project No. 12-1700:

A.	Building overlaps Drainage Easement "D-2" (#2002-198425)

B.	Building overlaps 10’ Building Setback Line by 4.0’

C.	Building overlaps 10’ Building Setback Line by 5.1’"

b.	Paragraph 24 is amended to delete Exhibit “A” attached thereto and substitute Exhibit “A” attached hereto in place thereof.

c.	To delete Paragraph 25.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it increase the face amount thereof.

Dated:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its Authorized Signatory

Order No. 13008617-FTHAl01

EXHIBIT “A”

(Rent Rolls – Lahaina Gateway Center)

lahaina Gateway center

KEAWE STREET

LAHAINA, HAWAH 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES
OFFICE

A-101	Barnes & Noble	24,579	17.98%	1/15/2008	10.1	2/1/2013	51,700.00	2.10	47.000.00	11,854.66	Waived	Waived	% rent. 3% of gross salcs
	Booksellers			1/31/2018									5% Cap on Common Area Expenses

A-102	VACANT	3,338	2.44%

A-201	Outback Steakhouse	7,152	5.19%	4/14/2008	10.0	5/1/2012	17,164.80	2.40	17,164.80	4,611.81	Waived	Waived	% rent; 5 % of gross sales
	OSI Restaurant			4/30/2018		S/1/2013	23,262.53	3.25					Tenant pro-rata share cannot exceed 5,189%
	Partners, LLC												3% Cap on Common Area Expense
													Rent reduced to $17,164.80 thru 4/30/13.

A-202	Calmaui. Inc,	6,610	4.84%	6/13/2007	11.0	1/1/2012	7,800.00	1.18	0.00	4,309.84	661.00	19,250.00	% rent 6 % of gross sales
	dba Melting Po and 100 Wines			5/31/2018		2/1/2012	0.00	0.00					2nd Amendment 2/6/12 extends rent relief
	Tenant went dark as of 2/24/13.					8/1/2013	7,800.00	1.18
						8/1/2014	20.982.30	3.17
A-202a	State Faqrm Insurance dba Chad Santiago. LLC	745	0.55%	9/1/2008 9/1/2013	5.0	9/1/2012	3,558.84	4.78	3.558.84	507.83	Waived	3,836.00

B-101	Local Motion, Inc.	3,960	2.90%	9/1/2010	7.2	10/14/2012	7,000.00		7,000.00	2,699.36	396.00	7,28.000	1st Amendment signed 4/27/12
				10/31/2017		11/1/2012	8,910.00
						11/1/2014	9,187.20
						11/1/2015	9,464.40
						11/1/2016	9,741.60
B-102 to 103	VACANT	2.800	2.05%

B-104	Office Max	18,620	13.62%	9/7/2008	10.6	10/1/2011	34,136.67	1.83	34,136.67	7,154.56	Waived	Waived	Current Rent Relief until 12/31/13 ($34,137 per month subject to sales)
				3/31/2019		1/1/2014	46,550.00	2.50					Tenant's CAM does not include RPT and Mgmt Fee

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES

B-105a	Aloba Aina Designs	700	0.51%	8/15/2012	3.0	8/15/2012	1,750.00	2.50	1,750.00	476.00	70.00	2,318.74	Lease effective 5/15/12. LL delivered space on 5/15/12.
	dba Passion 4 Fashion			8/15/2013		8/15/2013	1,925.00	2.75
						8/15/2014	2,100.00	3.00

B-105b	Jonni Eul	700	0.51%	10/19/20I2	5.0	3/1/2013	1,575.00	2.25	0.00	476.00	70.00	2,209.36	Free rent 11/1/12-2/28/l3. 8% percentage
	dba Pass Mereanlile			10/31/2017		3/1/2014	1,653.00	2.36					rent above breakpt.
						3/1/2015	1,736.44	2.48
						3/1/2016	1,823.26	2.60
						3/1/2017	1,914.42	2.73
B-106a	VACANT	671	0.49%

B-106b	VACANT	739	0.54%

B-107	Mahina Boutique	1,000	0.73%	11/l/2008	5.0	11/1/2009	5,000.00	5.00	0.00	681.66	100.00	6,042.00	%Rent-8% of Gross Sales
				10/31/2013		11/1/2010	5,150.00	5.15					Co-Tenancy clause - tenant does not pay
						11/1/2011	5,304.50	5.30					base rent until 4 of the surrounding
						11/1/2012	5,463.64	5.46					units are occupied

B-108	County of Maui -	2,458	1.80%	1/1/2013	5.5	1/1/2013	0.00	0.00	0.00	1,671.44	0.00	Waived
	DMV			6/30/2018		3/1/2013	4,670.00	4.67
						7/1/2013	5,530.50	5.53
						7/1/2014	5,779.37	5.78
						7/1/2015	6,039.44	6.04
						7/1/2016	6,311.22	6.31
						7/1/2017	6,635.80	6.64

B-109	VACANT	1,400	1.02%

B-110	TJ I8. Inc.	1,400	1.02%	5/1/2012	5.0	7/1/2012	2,800.00	2.00	2,800.00	954.25	140.00	4,302.06	% Rent - 7% of Gross Sales
	dba Italian Delight			4/30/2017		1/1/2013	3,150.00	2.25					Rent commencement 7/1/12
						7/1/2013	4,200.00	3.00
						7/1/2014	4,900.00	3.50
						7/1/2015	5,600.00	4.00
						7/1/2016	5,950.00	4.25

B-111	VACANT	1,400	1.02%

B-112	Claire's Boutique	1,400	1.02%	6/1/2008	8.7	6/1/2015	8,106.00	5.79	7,420.00	954.32	140.00	Waived	% Rent - 6% of Gross Sales
				1/31/2017

B-113	Foot Locker	2,626	1.92%	5/30/2008	5.7	6/1/2011	9.847.50	3.75	9,847.50	1,790.03	262.60	Waived	% Rent - 6% of Gross Sales
				1/31/2014

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES

B-114	VACANT	5,000	3.66%

B-115	VACANT	3,885	2.84%		0.0				0.00

B-116	VACANT	1,200	0.88%

B-117	VACANT	1,200	0.88%

B-118	Plush Beauty Lounge, Inc.
		1,200	0.88%	1/1/2011 12/31/2013	5.0	1/1/2014 1/1/2015	5,335.00 5,673.38	4.61 4.73	5,400.00	817.99	120.00	6,500.00	% Rent - 7% of Gross Sales

B-119 to B-120	Teddy's Bigger Burgers	2,400	1.76%	5/14/2011 5/14/2016	5.0	5/14/2012 5/1/2013 3/1/2014 5/1/2015	7,872.00 8,068.80 8,270.52 8,477.28	6.56	7,872.00	1,635.97	240.00	9,750.00	% Rent - 6% of Gross Sales

C-101 to C-103	Genki Sushi	2,843	2.08%	6/20/2008 6/30/2018	10.0	7/1/2013 7/1/2014 7/1/2015 7/1/2016 7/1/2017	13,181.15 13,376.59 13,983.89 14,403.41 14,835.52	4.64 4.78 4.92 5.07 5.22	13,181.15	1,937.95	284.30	14,204.91	% Rent - 7% of Gross Sales

C-104	Lahaina Farms (Food Pantry, Ltd )	14,645	10.71%	4/1/2008 3/31/2023	15.0	4/1/2013 4/1/2018	39,541.50 42,763.40	2.70 2.92	36,612.50	9,548.81	1,464.50	Waived	% Rent - 6% of Gross Sales

D-101	Central Pacific Bank	3,540	2.59%	2/1/2008 1/31/2023	15.0	2/1/2013 2/1/2018	21,417.00 23,611.80	6.05 6.67	19,470.00	2,413.06	354.00	Waived

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT#	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES
E-101 to E-103	Vitamin Shoppe	3,000	2.19%	6/1/2008 5/31/2018	10.0	6/1/2008 6/1/2012 6/1/2013 6/1/2018	16,313.79 13,866.72 17,250.00 19,837.50	5.44 4.62 5.75 6.61	13,866.72	2,044.97	None	Waived	%Rent – None Amendment signed for 15% rent reduction 6/1/12 thru 5/31/13.

E-104	VACANT	1,000	0.73%

E-105	VACANT	1,000	0.73%

E-106	VACANT	1,000	0.73%

E-107	Go Wireless	1,000	0.73%	7/8/2009 7/31/2014	5.1	8/1/2012 8/1/2013	4,753.37 4,895.98	3.33 3.43	4,753.37	681.66	100.00	Waived	% Rent - None

E-108	STL Medical Services	1,000	0.73%	4/1/2009 3/31/2014	5.0	3/1/2012	4,635.00	4.64	4,635. 00	681.66	100.00	5,000.00	% Rent-None

E-109	VACANT	1,000	0.73%

E-110	David's Happy Nails (Nguven and Hoang)	1,000	0.73%	6/25/2008 6/30/2018	10.0	7/1/2013 7/1/2014 7/1/2015 7/1/2016 7/1/2017	5,796.38 5,970.28 6,149.39 6,333.88 6,523.90	5.80 5.97 6.15 6.33 6.52	5,796.38	681.66	100.00	11,875.00	% Rent - 8% of Gross sales

E-111	VACANT	1,000	0.73%

E-112	VACANT	1,000	0.73%

EXHIBIT “A”

(Rent Rolls - Lahaina Gateway Center)

LAHAINA GATEWAY CENTER

KEAWE STREET

LAHAINA, HAWAII 96761

5/1/13

UNIT #	TENANT	SQ FT	PRO-RATA SHARE	LEASE START/ END	TERM (YRS)	MIN RENT STEPUP		RENT/ SQ FT	MINIMUM RENT	EST. CAM/SF	PROMO FUND	SECURITY DEPOSIT	NOTES
F-101a	Maui Dive & Surf	1,428	1.04%	1/1/2010 5/31/2013	34	1/1/2012 1/1/2013	6,952.58 7,126.40	4.87 4.99	6,952.58	973 40	142.80	8,107.00	% Rent - 9% of Gross Sales

F-101	Maui Dive & Surf	5,044	3.69%	6/4/2008 5/31/2013	5.0	7/1/2012 7/1/2013 7/1/2014 7/1/2015 7/1/2016 7/1/2017	25,576.15 26,215.50 26,870.96 27,542.74 28,231.31 28,937.10	5.07	25,576.15	3,438.27	504.40	27,785.22	% Rent - 9% of Gross Sales

Kiosk #1	VACANT	n/a

Kiosk #2	West Maui Mountain Adventure	n/a		MTM					1,500.00

TTL LAHAINA GATEWAY CENTER		136,683	99.96%

Units Occupied Units Vacant		99,982 30,091	73.15% 22.02%

Certified Rent Roll:
	Signature	Date

EXHIBIT N

FORM OF NON-FOREIGN STATUS CERTIFICATE

NON-FOREIGN STATUS CERTIFICATE

June 10, 2013

To inform DOF IV LAHAINA, LLC, a Delaware limited liability company (“Transferee”), that withholding under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be required upon the transfer of certain real property legally described on Schedule 1 attached hereto to Transferee by TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company (“Transferor”), Transferor hereby certifies to Transferee that:

1.           Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate, or foreign person (as those terms are defined in the Code and the regulations promulgated thereunder);

2.          Transferor’s U.S. Employer Identification Number is 45-5359861; and

3.           The address of Transferor is 4695 MacArthur Court, Suite 1100, Newport Beach, CA 92660.

Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon such transfer, that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[SIGNATURE FOLLOWS ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	N-1

Under penalties of perjury, the individual executing this Certification on behalf of Transferor declares that he has examined this Certification and to the best of his knowledge and belief it is true, correct, and complete, and he further declares that he has authority to sign this document on behalf of Transferor.

TRANSFEROR:	TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	N-2

SCHEDULE 1

TO

 NON-FOREIGN STATUS CERTIFICATE

LEGAL DESCRIPTION

[TO BE ATTACHED]

Lahaina Deed in Lieu Agreement	N-3

EXHIBIT O

FORM OF RENT ROLL CERTIFICATE

RENT ROLL CERTIFICATE

The undersigned hereby certify, represent, and warrant that they are familiar with the facts herein certified and have full power and have been duly authorized to execute and deliver this Rent Roll Certificate.

This Rent Roll Certificate is given pursuant to that certain Deed in Lieu of Foreclosure Agreement dated as of June 10, 2013 (the “Agreement”), by and among the undersigned, DOF IV REIT Holdings, LLC, a Delaware limited liability company (“Lender”), and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Agreement.

Borrower and Guarantor hereby certify, represent and warrant to Lender and to DOF IV LAHAINA, LLC, a Delaware limited liability company (“Buyer”), and their successors and assigns, that, to the Knowledge of each of Borrower and Guarantor: (a) the Rent Roll attached hereto as Schedule 1 (the Rent Roll”) is a true and complete rent roll of all Leases of the Real Estate as of the Closing Date, accurate in every material respect; (b) except as shown on the Rent Roll, no persons are entitled to occupy the Real Estate; (c) except as shown on the Rent Roll, no tenant under any Lease is in default and each tenant had accepted and approved its premises as complete under the terms of its Lease; (d) all Leases are in full force and effect, and none of Borrower, Guarantor and CBRE has received notice in writing from any tenant asserting that such tenant’s Lease is not in full force and effect; (e) Borrower has fully performed all of its obligations under the Leases; (f) true and correct copies of all Leases have been provided to Lender or Buyer, and no Lease has been amended, modified, assigned, or subleased, except as described on the Rent Roll or in the copy of the Leases provided to Lender or Buyer; (g) no rent or other allowances or concessions have been granted to any tenants except as shown on the Rent Roll; (h) Borrower has not accepted any prepaid rents except as shown on the Rent Roll; (i) there are no security deposits deposited by any tenants except as shown on the Rent Roll, all such security deposits are currently held by Borrower and will be transferred to Buyer, and none of such security deposits is interest-bearing except as shown on the Rent Roll; and (j) no brokers’ commissions or finder’s fees are owing, or may be owed, to any person or entity on account of any actual or prospective Lease (or extension, renewal, or expansion thereof) except as shown on the Rent Roll.

All of the certifications, representations, and warranties contained herein shall be deemed remade on, and as of, the Closing Date.

[SIGNATURES FOLLOW ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	O-1

EXECUTED as of June 10, 2013.

BORROWER:	TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

GUARANTOR:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	O-2

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
)
COUNTY OF ________________	)

On __________________, before me, __________________________________, Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

Lahaina Deed in Lieu Agreement	O-3

SCHEDULE 1

TO

RENT ROLL CERTIFICATE

RENT ROLL

[ATTACHED]

Lahaina Deed in Lieu Agreement	O-4

LAHAINA GATEWAY CENTER

LAHAINA, HAWAII

6/1/2013

Sq Ft            136,683

Unit#	Tenant	Sq Ft	Pro-Rata Share	Lease Start/ End	Term (Yrs)	Min Rent increases Date Amount		Rent PSF	Minimum Rent	CAM/Mo	Promo Fund	Security Deposit

A-101	Barnes & Noble Booksellers	24,579	17.98%	1/15/2008	10.1	2/1/2013	51,700.00	2.10	51,700.00	10,017.45	-	-
				1/31/2018

A0102	VACANT	3,338	2.44%

A-201	Outback Steakhouse	7,152	5.23%	4/14/2008	10.0	5/1/2013	23,262.53	3.25	23,262.53	4,114.29	-	-
	OSI Restaurant Partners, LLC			4/30/2018

A-202	VACANT	6,610	4.84%

A-202A	State Farm Insurance	744	0.54%	9/1/2008	5.0	9/1/2012	3,558.84	4.78	3,558.84	432.17	-	3,836.00
	dba Chad Santiago, LLC			8/31/2013

B-101	Local Motion, Inc.	3,960	2.90%	9/10/2010	7.1	11/1/2012	8,910.00	2.25	8,910.00	2,297.16	396.00	7,280.00
				10/31/2017		11/1/2014	9,187.20	2.32
						11/1/2015	9,464.40	2.39
						11/1/2016	9,741.60	2.46

B-102 to 103	VACANT	2,800	2.05%

B-104	Office Max	18,620	13.62%	9/7/2008	10.6	1/1/2013	45,236.33	2.43	45,236.33	5,663.10	-	-
				3/31/2019		1/1/2014	46,550.00	2.50

B-105a	Aloha Aina Designs	700	0.51%	8/15/2012	3.0	8/15/2012	1,750.00	2.50	1,750.00	406.06	70.00	2,318.74
				8/14/2015		8/15/2013	1,925.00	2.75
						8/15/2014	2,100.00	3.00

B-105b	Jonni Earl	700	0.51%	10/15/2012	5.0	3/1/2013	1,575.00	2.25	1,575.00	406.06	70.00	2,209.36
	dba Paia Mercentile			10/31/2017		3/1/2014	1,653.00	2.36
						3/1/2015	1,736.44	2.48
						3/1/2016	1,823.26	2.60
						3/1/2017	1,914.42	2.73

Unit#	Tenant	Sq Ft	Pro-Rata Share	Lease Start/ End	Term (Yrs)	Min Rent Increases Date Amount		Rent PSF	Minimum Rent	CAM/Mo	Promo Fund	Security Deposit

B-106a	VACANT	671	0.49%

B-106b	VACANT	739	0.54%

B107	Mahina Boutique	1,000	0.73%	11/1/2008	5.0	11/1/2009	5,000.00	5.00	-	580.09	100.00	6,042.00
				10/31/2013		11/1/2010	5,150.00	5.15	Rent is 8% of gross sales.
						11/1/2011	5,304.50	5.30	No base rent due until 4
						11/1/2012	5,463.64	5.46	of the surrounding units
									are occupied

B-108	County of Maui-DMV	2,458	1.80%	1/1/2013	5.5	3/1/2013	4,670.00	1.90	4,670.00	1,671.44	-	-
				6/30/2018		7/1/2013	5,530.50	2.25
						7/1/2014	5,779.37	2.35
						7/1/2015	6,039.44	2.46
						7/1/2016	6,311.22	2.57
						7/1/2017	6,635.80	2.70

B-109	VACANT	1,400	1.02%

B-110	TJ 18, Inc	1,400	1.02%	5/1/2012	5.0	5/1/2013	4,200.00	3.00	4,200.00	812.13	140.00	4,302.06
	dba Italian Delight			4/30/2017		5/1/2014	4,900.00	3.50
						5/1/2015	5,600.00	4.00
						5/1/2016	5,950.00	4.25

B-111	VACANT	1,400	1.02%

B-112	Claire's Boutique	1,400	1.02%	6/1/2008	8.7	6/1/2011	7,420.00	5.30	7,420.00	812.13	-	-
				1/31/2017		6/1/2015	8,106.00	5.79

B-113	Foot Locker	2,626	1.92%	5/30/2008	5.7	6/1/2011	9,847.50	3.75	9,847.50	1,523.32	262.60	-
				1/31/2014

B-114	VACANT	5,000	3.66%

B-115	VACANT	3,885	2.84%

B-116	VACANT	1,200	0.88%

B-117	VACANT	1,200	0.88%

			Pro-Rata	Lease Start/	Term	Min Rent Increases Date			Minimum		Promo	Security
Unit #	Tenant	Sq Ft	Share	End	(Yrs)	Amount		Rent PSF	Rent	CAM/Mo	Fund	Deposit

B-118	Plush Beauty Lounge, Inc.	1,200	0.88%	1/1/2011	5.0	1/1/2011	5,400.00	4.50	5,400.00	696.11	120.00	6,500.00
				12/31/2015		1/1/2014	5,535.00	4.61
						1/1/2015	5,673.38	4.73

B-119 to	Teddy's Bigger Burgers	2,400	1.76%	5/14/2011	5.0	5/1/2013	8,068.80	3.36	8,068.80	1,392.22	240.00	9,750.00
B-120				5/13/2016		5/1/2014	8,270.52	3.45
						5/1/2015	8,477.28	3.53

C-101 to	Genki Sushi	2,843	2.08%	7/1/2008	10.0	7/1/2012	12,797.23	4.50	12,797.23	1,649.20	284.30	14,204.91
C-103				6/30/2018		7/1/2013	13,181.15	4.64
						7/1/2014	13,576.59	4.78
						7/1/2015	13,983.89	4.92
						7/1/2016	14,403.41	5.07
						7/1/2017	14,835.52	5.22

C-104	Lahaina Farms	14,645	10.71%	4/1/2008	15.0	4/1/2013	39,541.50	2.70	39,541.50	8,495.44	1,464.50	-
	(Food Pantry, Ltd)			3/31/2023		4/1/2018	42,763.40	2.92

D-101	Central Pacific Bank	3,540	2.59%	2/1/2008	15.0	2/1/2013	21,417.00	6.05	21,417.00	2,053.53	354.00	-
				1/31/2023		2/1/2018	23,611.80	6.67

E-101 to	Vitamin Shoppe	3,000	2.19%	6/1/2008	10.0	6/1/2012	13,866.72	4.62	13,866.72	1,740.28	-	-
E-103				5/31/2018		6/1/2013	17,250.00	5.75

E-104 to	Pending-Rainbow Dialysis, LLC	2,000	1.46%
E-105

E-106	H.A.G. Incl, dba	1,000	0.73%	TBD	10.0	Mos 1-12	3,000.00	3.00				4,000.00
	Galan Sports Chiropractic			TBD		Mos 13-24	3,090.00	3.09	Commencement date to be the earlier of
						Mos 25-36	3,182.70	3.18	issuance of COO or date tenant opens for
						Mos 37-48	3,278.18	3.28	busienss. Lease term of 120 moths as well as
						Mos 49-60	3,376.53	3.38	rent and charges to commence 120 days
						Mos 61-72	3,477.82	3.48	after Commencement Date.
						Mos 73-84	3,582.16	3.58
						Mos 85-96	3,689.62	3.69
						Mos 97-108	3,800.31	3.80
						Mos 109-120	3,914.32	3.91

			Pro-Rata	Lease	Term	Min Rent Increases Date			Minimum		Promo	Security
Unit #	Tenant	Sq Ft	Share	Start/ End	(Yrs)	Amount		Rent PSF	Rent	CAM/Mo	Fund	Deposit

E-107	Go Wireless	1,000	0.73%	7/8/2009	5.1	8/1/2012	4,753.37	4.75	4,753.37	580.09	100.00	-
				7/31/2014		8/1/2013	4,895.98	4.90

E-108	STL-Medical Services	1,000	0.73%	10/1/2008 3/31/2014	5.5	4/1/2013	4,917.27	4.92	4,917.27	580.09	100.00	5,000.00

E-109	VACANT	1,000	0.73%

E-110	David's Happy Nails	1,000	0.73%	6/25/2008	10.0	7/1/2012	5,627.55	5.63	5,627.55	580.09	100.00	11,875.00
	(Nguyen and Hoang)			6/30/2018		7/1/2013	5,796.38	5.80
						7/1/2014	5,970.28	5.97
						7/1/2015	6,149.39	6.15
						7/1/2016	6,333.88	6.33
						7/1/2017	6,523.90	6.52

E-111	VACANT	1,000	0.73%

E-112	VACANT	1,000	0.73%

F-101a	Maui Dive & Surf	1,428	1.04%	1/1/2010 5/31/2013	3.4	1/1/2013	7,126.40	4.99	7,126.40	828.37	142.80	8,107.00

F-101	Maui Dive & Surf	5,044	3.69%	6/4/2008	5.0	7/1/2012	25,576.15	5.07	25,576.15	2,925.98	504.40	27,785.22
				5/31/2013

Kiosk #1	VACANT

Kiosk #2	West Maui Mountain Adventure			MTM					1,500.00

	TOTAL SQUARE FEET	136,682							312,722.19	50,256.80	4,448.60	113,210.29
	OCCUPIED	103,439	75.7%
	VACANT	33,243	24.3%

				Certified Rent Roll:
						Signature				Date

EXHIBIT P

[INTENTIONALLY OMITTED]

Lahaina Deed in Lieu Agreement	P-1

EXHIBIT Q

FORM OF DEED IN LIEU OF FORECLOSURE ESTOPPEL AFFIDAVIT

DEED IN LIEU OF FORECLOSURE ESTOPPEL AFFIDAVIT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF _____________	)

Jeffrey Rogers (“Affiant”), being first duly sworn, for himself, deposes and says:

That he is the Chairman of TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation, which is the general partner of TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership, which is the sole member of TNP SRT LAHAINA GATEWAY HOLDINGS, LLC, a Delaware limited liability company, which is the sole member of TNP SRT LAHAINA GATEWAY MEZZ HOLDINGS, LLC, a Delaware limited liability company, which is the sole member of TNP SRT LAHAINA GATEWAY MEZZ, LLC, a Delaware limited liability company, which is the sole member of TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company (“Assignor”), which made, executed, and delivered that certain Assignment of Ground Lease (in Lieu of Foreclosure) dated as of June 10, 2013 (the “Assignment”), to DOF IV LAHAINA, LLC, a Delaware limited liability company (“Assignee”), conveying Assignor’s right, title and interest in, to and under the lease more particularly described in Exhibit A attached hereto and made a part hereof with respect to the real property also described in Exhibit A (the “Real Property”), together with the other property described in the Assignment (collectively the “Assigned Property”, as defined in the Assignment);

That Affiant makes this Estoppel Affidavit for and on behalf of Assignor;

That the Assignment is intended to be, and is, an absolute conveyance to Assignee of all of Assignor’s right, title and interest in the Assigned Property and was not, and is not now, intended as a mortgage, trust conveyance, or security of any kind;

That it was the intention of Assignor, as Assignor in the Assignment, to convey, and by the Assignment did convey, to Assignee all its right, title, and interest absolutely in and to the Assigned Property;

That possession of the Real Property has been surrendered to Assignee;

That, in the execution and delivery of the Assignment, Assignor was not acting under any misapprehension with regard to the effect of the Assignment, acted freely and voluntarily, and was not acting under coercion or duress;

That the consideration for the Assignment (the “Consideration”) was, and is, the execution by DOF IV REIT Holdings, LLC, a Delaware limited liability company (“Leasehold Mortgagee”), of a covenant not to sue Assignor with respect to the debt owing to Leasehold Mortgagee and secured by that certain Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement as Fixture Filing dated as of November 9, 2012, and recorded November 9, 2012, in the Bureau of Conveyances of the State of Hawaii as Document No. A-46960423;

Lahaina Deed in Lieu Agreement	Q-1

That at the time of the execution and delivery of the Assignment Affiant believed, and Affiant now believes, that the Consideration exceeds the fair value of the Assigned Property;

That this Estoppel Affidavit is made for the protection and benefit of Assignee and its successors and assigns, and all other parties hereafter dealing with, or who may hereafter acquire an interest in, the Assigned Property, and particularly for the benefit of Fidelity National Title Insurance Company, which is about to insure title to the Assigned Property in reliance thereon, and any other title company that may hereafter insure title to the Assigned Property;

That Affiant will testify, declare, depose, or certify before any competent tribunal, office, or person, in any case now pending or that may hereafter be instituted, to the truth of the particular facts set forth in this Estoppel Affidavit; and

That Affiant has executed this Estoppel Affidavit as an individual and also for and on behalf of Assignor, pursuant to due authorization, as of the date below.

Dated as of ______________________, 2013

AFFIANT:

State of California	)	ss.
)
County of __________	)

Subscribed and sworn to (or affirmed) before me on this ____day of _______, 2013, by ________________________, proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature ________________________	Seal

Lahaina Deed in Lieu Agreement	Q-2

Exhibit A to Deed in Lieu of Foreclosure Estoppel Certificate

[DESCRIPTION TO BE ATTACHED]

Lahaina Deed in Lieu Agreement	Q-3

EXHIBIT R

PAYABLES STATEMENT

[ATTACHED]

Lahaina Deed in Lieu Agreement	R-1

Database:	TNPSTRATEGIC						Page:	1
Report ID:	TNP_OPENLST			TNP_Open Invoice List			Date:	6/17/2013
ENTITY:	766			TNP SRT Lahaina Gateway LLC			Time:	10:36 AM

Vendor Id	Invoice					Account
Invoice #	Date	Due Date P.O. Number	Entity	Reference	AP InvImp No	Number	Status	Open Amount

ALEALA01	Alert Alarm of Hawaii
I01173354	5/1/2013	5/1/2013	766	5/13 Repair & Monitoring		6101-000	Release for Payment	58.13
I01173355	5/1/2013	5/1/2013	766	5/13 Repair & Monitoring		6101-000	Release for Payment	58.13
I01173356	5/1/2013	5/1/2013	766	5/13 Monitoring		6101-000	Release for Payment	58.13
I01173358	5/1/2013	5/1/2013	766	5/13 Monitoring		6101-000	Release for Payment	58.13
I01187009	6/1/2013	7/1/2013	766	6/13 Repair & Monitoring		6101-000	Release for Payment	58.13
I01187010	6/1/2013	7/1/2013	766	6/13 Repair & Monitoring		6101-000	Release for Payment	58.13
I01187011	6/1/2013	7/1/2013	766	6/13 Monitoring Only		6101-000	Release for Payment	58.13
I01187013	6/1/2013	7/1/2013	766	6/13 Monitoring Only		6101-000	Release for Payment	58.13

Vendor ALEALA01 Totals:								465.04

BUGMAN02	Bug Man Termite & Pest Control, Inc.
48138	4/11/2013	4/26/2013	766	04/13 Pest Svc		6265-000	Release for Payment	364.58

Vendor BUGMAN02 Totals:								364.58

CBRINC01	CBRE, Inc.
2013-688412-00	2/8/2013	2/8/2013	766	COUNTY OF MAUI LEASE		1912-000	Release for Payment	15,926.40
2013-700042-0C	5/13/2013	5/13/2013	766	RAINBOW DIALYSIS LLC LEA		1912-000	Release for Payment	26,433.58
2013-700622-0C	5/16/2013	5/16/2013	766	STATE FARM INS RENEWAL		1912-000	Release for Payment	871.87
2013-701824-0C	5/30/2013	5/30/2013	766	HAG INC LEASE		1912-000	Release for Payment	8,597.86
ASV0153055P	6/11/2013	6/11/2013	766	2/13-4/13 MF ADJ, 6/13 MF		6478-000	Release for Payment	18,084.05

Vendor CBRINC01 Totals:								69,913.76

DENLOPO1	Dennis J. Loput, Jr.
04092013001-TN	4/9/2013	5/9/2013	766	Lease Draft - H.A.G.		1918-000	Release for Payment	500.00
41713001-TNP	4/17/2013	5/17/2013	766	Rainbow Dialysis - Lease		1918-000	Release for Payment	300.00
42913001-TNP	4/29/2013	5/29/2013	766	Lease Draft - H.A.G. Inc.		1918-000	Release for Payment	200.00
42913002-TNP	4/29/2013	5/29/2013	766	Lease Draft Amdmt - State Fan		1918-000	Release for Payment	250.00

Vendor DENLOPOI Totals:								1,250.00

DUFPHE01	Duff & Phelps, LLC
SF00124368	3/28/2013	4/27/2013	766	Professional Svc		6557-000	Release for Payment	13,000.00

Vendor DUFPHE01 Totals:								13,000.00

HAWBUI01	Hawaiian Building Maintenance

Database:	TNPSTRATEGIC						Page:	2
Report ID:	TNP_OPENLST			TNP_Open Invoice List			Date:	6/17/2013
ENTITY:	766			TNP SRT Lahaina Gateway LLC			Time:	10:36 AM

Vendor Id	Invoice					Account
Invoice #	Date	Due Date P.O. Number	Entity	Reference	AP InvImp No	Number	Status	Open Amount

0027988-IN	4/1/2013	5/1/2013	766	4/13 Janitorial Svc		6016-000	Release for Payment	8,645.78
0028262-IN	5/1/2013	5/31/2013	766	5/13 Janitorial Svc		6016-000	Release for Payment	8,645.78
0028459-IN	5/17/2013	6/16/2013	766	5/13 Supplies		6022-000	Release for Payment	476.56
0028552-IN	6/1/2013	7/1/2013	766	6/13 Janitorial svc		6016-000	Release for Payment	8,645.78

Vendor HAWBUI01 Totals:								26,413.90

HO000490	KONE Inc.
221178585	5/1/2013	5/31/2013	766	5/1-7/31/13 Elevator Maint.		6116-000	Release for Payment	4,378.88

Vendor HO000490 Totals:								4,378.88

LANHAW01	Landscape Hawaii, Inc.
5434	4/1/2013	5/1/2013	766	04/13 Landscape Svc		6225-000	Release for Payment	6,199.96
5886	5/1/2013	5/31/2013	766	5/13 Landscape Svc		6225-000	Release for Payment	6,199.96

Vendor LANHAW01 Totals:								12,399.92

MAUDIS01	Maui Disposal Company Inc.
357213	5/15/2013	5/30/2013	766	06/13 Trash Svc		6314-000	Release for Payment	1,227.43

Vendor MAUDIS01 Totals:								1,227.43

TNP SRT Lahaina Gateway LLC Total:								129,413.51

Grand total:								129,413.51

EXHIBIT S

FORM OF RELEASE OF CLAIMS

RELEASE OF CLAIMS

This Release of Claims is dated as of June 10, 2013, and is effective as of the Closing Date (as defined below). Reference is made herein to:

A.           that certain Loan Agreement, dated as of November 9, 2012 (the “Loan Agreement”), by and between DOF IV REIT HOLDINGS, LLC (“Lender”), and TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company to be renamed SRT LAHAINA GATEWAY, LLC (“Borrower”);

B.           that certain Guaranty, dated as of November 9, 2012 (the “Guaranty”), by Mr. Anthony W. Thompson, an individual, and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation to be renamed STRATEGIC REALTY TRUST, INC. (“Guarantor”) in favor of Lender;

C.           that certain Pledge Agreement, dated as of November 9, 2012, executed by TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company to be renamed SRT Lahaina Gateway Mezz, LLC (“Sole Member”), in favor of Lender, and that certain Pledge Agreement, dated as of November 9, 2012, executed by TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company to re renamed SRT Lahaina Gateway Mezz Holdings, LLC (“Holdings”), in favor of Lender (collectively the “Pledge Agreements”); and

D.           that certain Deed in Lieu of Foreclosure Agreement by and among Borrower, Lender and Guarantor dated as of June 10, 2013 (“Agreement”).

Each of Borrower, Guarantor, Sole Member and Holdings (collectively, the “Releasing Parties”) are delivering this Release of Claims, effective as of the Closing Date (as defined in the Agreement, the “Closing Date”), to Lender, TORCHLIGHT LOAN SERVICES, LLC, a limited liability company (“TLS”), and TORCHLIGHT INVESTORS, LLC, a limited liability company (“TI”) (TLS and TI having served as agents of Lender in connection with this transaction).

Each of the Releasing Parties, for themselves and their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably releases, remises, acquits, satisfies, waives and forever discharges Lender, TLS and TI, and each of their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, agents, employees, accountants, attorneys, and legal representatives (collectively, the “Lender Parties”) of and from any and all liabilities, actions, causes of action, suits, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected, presently existing or which may hereafter arise (collectively, “Claims”), with respect to any matter occurring from the beginning of time to immediately prior to the Closing Date which:

(i)           relate to or arise under the Loan Agreement, or

(ii)          relate to the Loan (as defined in the Loan Agreement), or

Lahaina Deed in Lieu Agreement	S-1

(iii)         relate to or arise under any other Loan Documents (as defined in the Loan Agreement), or

(iv)         relate to the Property (as defined in the Loan Agreement), or

(iv)         relate to or arise under the Guaranty or the Pledge Agreements.

Each of the Releasing Parties hereby represents and warrants that it has not previously assigned, sold or transferred, or attempted to assign, sell or transfer, any of the Claims, and agrees not to assign or transfer any of the Claims in the future.

Each of the Releasing Parties hereby represents, warrants and covenants that it (i) has been provided with adequate information regarding this Release of Claims and the subject matter hereof, (ii) has had adequate opportunity to consult legal counsel of the Releasing Party’s choice regarding this Release of Claims, (iii) has executed and delivered this Release of Claims pursuant to the free will of the Releasing Party, and (iv) has executed this Release of Claims on a fully informed basis and with full knowledge of the consequences thereof.

Each of the Releasing Parties hereby expressly and irrevocably waives its rights under any applicable statute, rule, regulation, legal principle, or legal doctrine applicable in any state or territory of the United States or any foreign jurisdiction which provides that a release does not extend to claims which a releasing party does not know or suspect to exist in its favor at the time of executing such release, which if known by the releasing party would have materially affected its settlement with the released party.

Notwithstanding the preceding paragraph and the below choice of law provision, with respect to the releases set forth above Releasing Parties each hereby certify that they have read and understood the provisions of California Civil Code Section 1542 and have consulted or have had the opportunity to consult with their respective counsel regarding the same. Releasing Parties hereby waive any and all rights under California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Releasing Parties fully understand that they cannot hereafter make any further claims against or seek any further recovery from one another by reason of any Claim of any nature whatsoever in existence prior to the Closing Date, except as provided herein. Releasing Parties further acknowledge that they or their respective attorneys may hereafter discover facts different from or in addition to those which they or their attorneys now know or believe to be true with respect to the released claims and rights, and they agree that this Release of Claims shall be and remain in effect as a full and complete release except as provided herein, notwithstanding any such different or additional facts. The Releasing Parties have initialed below to further confirm the foregoing.

Borrower:__________________ Guarantor:__________________

Sole Member: __________________ Holdings: ____________________

This Release of Claims shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflict of law provisions.

Lahaina Deed in Lieu Agreement	S-2

Following the assertion or threatened assertion of any Claim against any Lender Party, Releasing Parties shall immediately reimburse Lender Parties for all fees and costs, including reasonable attorneys’ fees and experts’ fees and costs incurred by Lender Parties, whether before or after any judgment, for enforcement of this Release of Claims or any of its terms, or the exercise of any rights or remedies hereunder and/or at law, in equity or otherwise, whether or not any action or proceeding is filed.

If any term, provision, covenant or condition of this Release of Claims is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of this Release of Claims shall remain in full force and effect and shall in no way be affected, impaired, invalidated or rendered unenforceable.

[SIGNATURES FOLLOW ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	S-3

IN WITNESS WHEREOF, the undersigned have executed this Release of Claims as of the Closing Date as set forth above.

BORROWER:

TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

GUARANTOR:

TNP STRATEGIC RETAIL TRUST, INC.,

a Maryland corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	S-4

SOLE MEMBER:

TNP SRT LAHAINA GATEWAY MEZZ, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

HOLDINGS:

TNP SRT LAHAINA GATEWAY MEZZ HOLDINGS, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	S-5

EXHIBIT T

ADDITIONAL REPRESENTATIONS AND WARRANTIES

Borrower and Guarantor additionally represent and warrant to Lender as follows:

1.           Except for monetary defaults under the Loan Documents, in respect of the Property, Borrower and Guarantor are not in default or breach under any applicable law or order of any court, administrative agency or other governmental entity, or any agreement or document to which Borrower or Guarantor is a party, or by which Borrower or Guarantor may be bound or to which the Property or any portion of their properties or assets may be subject.

2.           Borrower has filed all tax returns that are required by federal, state or other law to be filed prior to the Closing Date and has paid all income, franchise, general excise, sales, use, employment, and property taxes that have become due.

3.           Other than the Assigned Contracts as set forth in Exhibit D, there is not any contract or agreement, oral or written, or any amendment or supplement to any such contract or agreement, to which Borrower is a party or that affects the Property except the management and leasing agreements which are required to be terminated at or prior to the Closing Date. The Assigned Contracts do not require the consent or waiver of any individual, corporation, partnership, or other entity (including any governmental authority) to the consummation of the transaction contemplated by this Agreement, except as may be otherwise set forth in the Assigned Contracts. True and complete copies of all Assigned Contracts have been provided to Lender. Except as may be otherwise set forth in the Assigned Contracts, the Assigned Contracts have not been modified or amended. The Assigned Contracts are in full force and effect and no default by any party thereto exists under the Assigned Contracts.

4.           Except for the Assigned Contracts, the Loan Documents, the Permitted Exceptions or as expressly disclosed in Exhibit R, to Borrower’s and Guarantor’s Knowledge Borrower has no material contingent, liquidated or other liabilities or obligations with respect to the Property.

5.            Borrower holds the Leasehold as the current Tenant under the Ground Lease and has good title to the other components of the Property and to Borrower’s and Guarantor’s Knowledge there are no existing liens, encumbrances, agreements, encroachments, overlaps, special assessments, claims, leases, tenancies, other adverse interests, or defects upon or affecting the Property, except for the Permitted Exceptions.

6.           To Borrower’s and Guarantor’s Knowledge, the Property is in material compliance with all applicable governmental laws.

7.           To Borrower’s and Guarantor’s Knowledge, there are no unpaid bills or invoices for labor, services, or work performed upon the Real Estate or within the improvements thereon, or for materials or supplies furnished or delivered to, or in connection with, the Real Estate, that could result in the filing of mechanic’s, materialmen’s, or laborer’s liens on the Property except as disclosed on Exhibit R, and there is no work of construction in progress, or commenced but uncompleted, or contracted for, at the Real Estate.

Lahaina Deed in Lieu Agreement	T-1

8.           All Management Documents and the tangible personal property that is identified on Exhibit F are located at the Real Estate, at the office of CBRE, or at Borrower’s offices at 4695 MacArthur Court, Suite 1100, Newport Beach, CA 92660. Borrower has not removed, or permitted the removal of, any tangible personal property owned at any time by Borrower or Management Documents, except, in the case of tangible personal property, consumable supplies consumed in the ordinary course of business or otherwise removed in the ordinary course of business. To the Knowledge of each of Borrower and Guarantor, the books and records relating to the Property which were delivered to Lender or Buyer in connection herewith do not materially misstate, or omit material information pertaining to, the matters therein covered.

9.           To Borrower’s and Guarantor’s Knowledge, there has been no presence, use, generation, release, production, disposal, migration, or storage on the Property of any Hazardous Materials or any other activity that could have toxic results, and there is no proceeding or inquiry by any Authority with respect thereto. For purposes of this Agreement, the term “Hazardous Substances” shall have the meaning ascribed to it in the Environmental Indemnity.

10.         To Borrower’s and Guarantor’s Knowledge, no personal property is registered under any so called certificate of title, or similar documents.

Lahaina Deed in Lieu Agreement	T-2

EXHIBIT U

FORM OF INDEMNITY

INDEMNITY

(Lahaina Gateway)

This Indemnity is dated as of June 10, 2013, and is given to DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company (“Lender”), TORCHLIGHT LOAN SERVICES, LLC, a limited liability company, and TORCHLIGHT INVESTORS, LLC, a limited liability company (all collectively, “Indemnitees”), by TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation to be renamed STRATEGIC REALTY TRUST, INC. (“Indemnitor”), and is effective as of the Closing Date (as defined in that certain Deed in Lieu of Foreclosure Agreement by and among TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company to be renamed SRT LAHAINA GATEWAY, LLC (“Borrower”), Lender and Indemnitor dated as of June 10, 2013 (the “Agreement”)).

Indemnitor has advised Indemnitees of Indemnitor’s intention to terminate: (i) the Property and Asset Management Agreement by and between Borrower and TNP Property Manager, LLC, dated as of November 9, 2012, together with other property management agreements between other affiliates of Indemnitor and TNP Property Manager, LLC, (ii) the Advisory Agreement between Indemnitor, TNP Strategic Retail Operating Partnership, LP and TNP Strategic Advisor, LLC, and (iii) the authority of certain officers and directors of affiliates of Indemnitor which are not under substantially the same control as Indemnitor (all collectively, the “Terminations”).

Pursuant to the Agreement, effective as of the Closing Date but with respect to all matters whether arising before or after the Closing Date, Indemnitor hereby agrees to indemnify, defend, and hold harmless Indemnitees and each of their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, agents, employees, accountants, attorneys, and legal representatives (collectively, the “Indemnitee Parties”), from and against any and all claims, causes of action, liability, damages, losses, judgments, awards, costs and expenses, including reasonable attorneys’ and experts’ fees, costs and expenses incurred by legal counsel chosen by Indemnitee Parties in their sole discretion, arising from or related to the Terminations or the Agreement or the transaction contemplated thereby (collectively, “Claims”).

Indemnitor’s liability under this Indemnity is separate from, in addition to, and not in any way limited by, Indemnitor’s liability under that certain Guaranty and that certain Environmental Indemnity Agreement, both dated as of November 9, 2012, executed by Indemnitor in favor of Lender with respect to the Loan (as defined in the Agreement).

Indemnitor hereby represents, warrants and covenants that it (i) has been provided with adequate information regarding this Indemnity and the subject matter hereof, (ii) has had adequate opportunity to consult legal counsel of Indemnitor’s choice regarding this Indemnity, (iii) has executed and delivered this Indemnity pursuant to the free will of the Indemnitor, and (iv) has executed this Indemnity on a fully informed basis and with full knowledge of the consequences thereof.

This Indemnity shall be governed by and interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state, without regard to conflict of law provisions, pursuant to Section 5-1401 of the New York General Obligations Law. Any action or proceeding against any party arising out of or relating to this Indemnity must be instituted exclusively in the federal or state courts located in the City of New York, County of New York. Each party irrevocably (i) agrees and consents that such courts shall have subject matter and specific personal jurisdiction over the parties and that venue in such courts is proper, (ii) waives any objections it may now or hereafter have to such jurisdiction or venue, (iii) waives any right to move for dismissal of any such action or proceeding on grounds of forum non conveniens, and (iv) acknowledges and agrees that Section 5-1402 of the New York General Obligations Law requires adjudication of any such suit, action or proceeding in such courts.

Lahaina Deed in Lieu Agreement	U-1

Following the assertion or threatened assertion of any Claim against any Indemnitee Party, Indemnitor shall immediately reimburse Indemnitee Parties for all fees and costs, including reasonable attorneys’ and experts’ fees, costs and expenses incurred by Indemnitee Parties, whether before or after any judgment, for enforcement of this Indemnity or any of its terms, or the exercise of any rights or remedies hereunder and/or at law, in equity or otherwise, whether or not any action or proceeding is filed.

If any term, provision, covenant or condition of this Indemnity is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of this Indemnity shall remain in full force and effect and shall in no way be affected, impaired, invalidated or rendered unenforceable.

[SIGNATURE FOLLOWS ON NEXT PAGE]

Lahaina Deed in Lieu Agreement	U-2

IN WITNESS WHEREOF, Indemnitor has executed this Indemnity as of the Closing Date as set forth above.

INDEMNITOR:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:
Name:
Title:

Lahaina Deed in Lieu Agreement	U-3